File Nos. 33-14295
                                                                        811-5161

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ X ]

      Pre-Effective Amendment No.                                          [  ]


      Post-Effective Amendment No. 16                                      [ X ]


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ X ]


      Amendment No. 16                                                     [ X ]


                        (Check appropriate box or boxes.)

            DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
               (Exact Name of Registrant as Specified in Charter)

            c/o The Dreyfus Corporation
            200 Park Avenue, New York, New York       10166
            (Address of Principal Executive Offices)  (Zip Code)

      Registrant's Telephone Number, including Area Code: (212)922-6000


                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

            immediately upon filing pursuant to paragraph (b)
      ----

       X    on October 1, 2002 pursuant to paragraph (b)
      ----

            60 days after filing pursuant to paragraph (a)(i)
      ----
            on    (date)     pursuant to paragraph (a)(i)
      ----
            75 days after filing pursuant to paragraph (a)(ii)
      ----
            on     (date)     pursuant to paragraph (a)(ii) of Rule 485
      ----
If appropriate, check the following box:

            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
      ----

Dreyfus New York Tax Exempt Funds

Three investment choices seeking income exempt from federal, New York state and New York city income taxes


PROSPECTUS October 1, 2002


DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Each fund's investment approach, risks, performance, expenses and related information

Information for managing your fund account

Where to learn more about these and other Dreyfus funds

                                          Contents

                                          THE FUNDS
                      ----------------------------------

                                       1  Introduction

                                        2 Goal/Approach

                                        5 Main Risks

                                        7 Past Performance

                                       10 Expenses

                                       13 Management

                                       14 Financial Highlights

                                          YOUR INVESTMENT
                      ------------------------------------------

                                       16 Account Policies

                                       19 Distributions and Taxes

                                       20 Services for Fund Investors

                                       21 Instructions for Regular Accounts

                                          FOR MORE INFORMATION
                      -------------------------------------------------

                                          Back Cover

The Funds

INTRODUCTION

This combined prospectus has been prepared for your convenience so that you can consider three investment choices in one document. Each fund is a separate entity with a separate investment portfolio. The operations and results of a fund are unrelated to those of each other fund.

The funds differ in their average portfolio maturity, which affects their level of income and degree of share price fluctuation. The Money Market Fund seeks to maintain a stable $1.00 share price. It offers share price stability for investors looking to protect principal, but has the lowest income potential of the three funds. The Bond Funds each offer higher income and return potential, mainly relative to their average maturities, but their share prices will fluctuate.


Each fund is non-diversified, which means that a relatively high percentage of its assets may be invested in a limited number of issuers. Therefore, each fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund would be.


INFORMATION ON EACH FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMIANNUAL REPORT (SEE BACK COVER).

Dreyfus New York Tax Exempt Money Market Fund
--------------------------
Ticker Symbol: DNYXX

Dreyfus New York Tax Exempt Intermediate Bond Fund
-------------------------
Ticker Symbol: DRNIX

Dreyfus New York Tax Exempt Bond Fund
--------------------------
Ticker Symbol: DRNYX

What these funds are -- and aren't

These funds are mutual funds: pooled investments that are professionally managed and give you the opportunity to participate in financial markets. They strive to reach their stated goals, although as with all mutual funds, they cannot offer guaranteed results.

An investment in these funds is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in these funds, but you also have the potential to make money.

                                                                      The Funds



(PAGE 1)

Dreyfus New York Tax Exempt Funds

GOAL/APPROACH

Dreyfus New York Tax Exempt  Money Market Fund


THE MONEY MARKET FUND seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund is subject to strict federal requirements and must maintain an average dollar-weighted portfolio maturity of 90 days or less and buy individual securities that have remaining maturities of 13 months or less.

To pursue this goal, the fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal, New York state and New York city personal income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations. When the fund manager believes that acceptable New York municipal obligations are unavailable for investment, the fund may invest temporarily in municipal obligations that pay income subject to New York state and New York city income taxes, but not federal income tax.

Although the fund's objective is to generate income exempt from federal and New York state and city income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund temporarily may invest in taxable obligations and municipal obligations that pay income exempt only from federal personal income tax.


Concepts to understand


MUNICIPAL OBLIGATIONS: debt securities that provide income free from federal income taxes, and state income taxes if the investor lives in the issuing state. Municipal obligations are typically of two types:


* GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

* REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls



(PAGE 2)

Dreyfus New York Tax Exempt  Intermediate Bond Fund


THE INTERMEDIATE BOND FUND seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes. When the fund manager believes that acceptable New York municipal obligations are unavailable for investment, the fund may invest temporarily in municipal obligations that pay income subject to New York state and New York city income taxes, but not federal income tax. The dollar-weighted average maturity of the fund's portfolio ranges between three and ten years. Although the fund currently intends to invest only in investment grade municipal bonds, or the unrated equivalent as determined by Dreyfus, it has the ability to invest up to 20% of its net assets in bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus.

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.

The portfolio manager may buy and sell bonds based on credit quality, financial outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and the municipal bond's potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently high current yields or that are trading at competitive market prices. A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation to either discount bonds or to premium bonds will change along with the portfolio manager's changing views of the current interest rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

Although the fund's objective is to generate income exempt from federal and New York state and city income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund temporarily may invest in taxable obligations and municipal obligations that pay income exempt only from federal personal income tax.


Concepts to understand

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for bonds in default (the inability to make timely interest or principal payments). Bonds rated BBB or Baa and above are considered investment grade.

                                                                      The Funds

(PAGE 3)


GOAL/APPROACH (CONTINUED)

Dreyfus New York Tax Exempt Bond Fund


THE BOND FUND seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes. When the fund manager believes that acceptable New York municipal obligations are unavailable for investment, the fund may invest temporarily in municipal obligations that pay income subject to New York state and New York city income taxes, but not federal income tax. The dollar-weighted average maturity of the fund's portfolio normally exceeds ten years, but the fund may invest without regard to maturity. The fund will invest at least 80% of its assets in investment grade municipal bonds or the unrated equivalent as determined by Dreyfus. The fund may invest up to 20% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus.

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.

The portfolio manager may buy and sell bonds based on credit quality, financial outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and the municipal bond's potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently high current yields or that are trading at competitive market prices. A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation to either discount bonds or to premium bonds will change along with the portfolio manager's changing views of the current interest rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

Although the fund's objective is to generate income exempt from federal and New York state and city income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund temporarily may invest in taxable obligations and municipal obligations that pay income exempt only from federal personal income tax.


Concepts to understand


AVERAGE MATURITY: an average of the stated maturities of the bonds held by the fund, based on their dollar-weighted proportions in the fund. In general, for bond funds, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates.



(PAGE 4)


MAIN RISKS

Dreyfus New York Tax Exempt Money Market Fund

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

While the fund has maintained a constant share price since inception and will continue to try to do so, the following factors could reduce the fund's income level and/or share price:

*    interest rates could rise sharply, causing the fund's share price to drop


*    interest rates could drop, thereby reducing the fund's yield


* New York's economy and revenues underlying its municipal obligations may decline

* the fund's portfolio securities may be more sensitive to risks that are specific to investing primarily in a single state

* any of the fund's holdings could have its credit rating downgraded or could default



Derivative securities, such as structured notes, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.


Concepts to understand

CREDIT RATING: a measure of the issuer's expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong degree of certainty (or safety) with respect to making all payments. An issuer with the second-highest credit rating still has a strong capacity to make all payments, although the degree of safety is somewhat less.


Generally, the Money Market Fund is required to invest its assets in securities with the highest or second-highest credit rating or the unrated equivalent as determined by Dreyfus.


                                                                      The Funds



(PAGE 5)

MAIN RISKS (CONTINUED)

Dreyfus New York Tax Exempt Intermediate Bond Fund and Dreyfus New York Tax Exempt Bond Fund


Each bond fund's principal risks are discussed below. The value of your investment in a fund will fluctuate, which means you could lose money.


* INTEREST RATE RISK. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, a fund's share price. The longer a fund's effective maturity and duration, the more its share price is likely to react to interest rates.


* CALL RISK. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, a fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

* CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering a fund's share price. High yield ("junk") bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.


* LIQUIDITY RISK. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and a fund's share price may fall dramatically.

* STATE-SPECIFIC RISK. Each fund is subject to the risk that New York's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes each fund more sensitive to risks specific to the state.


* MARKET SECTOR RISK. Each fund may overweight or underweight certain industries or market sectors, which may cause a fund's performance to be more or less sensitive to developments affecting those industries or sectors.

* LEVERAGING RISK. The use of leverage, such as lending portfolio securities and engaging in forward commitment transactions, may cause taxable income and will magnify a fund's gains or losses.

* DERIVATIVES RISK. Each fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), and inverse floaters. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on a fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a fund will not correlate with the fund's other investments.


Other potential risks


Under adverse market conditions, a fund could invest some or all of its assets in money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

Each fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, a fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.



(PAGE 6)


PAST PERFORMANCE

Dreyfus New York Tax Exempt  Money Market Fund


The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the changes in the fund's performance from year to year. The table shows the fund's average annual total return over time. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

2.31   1.62   2.12   3.24   2.79   3.00   2.75   2.51   3.45   2.20
92     93     94     95     96     97     98     99     00     01

BEST QUARTER:                    Q4 '00               +0.90%

WORST QUARTER:                   Q4 '01               +0.35%

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/02 WAS 0.48%.

Average annual total returns AS OF 12/31/01

1 Year                             5 Years                         10 Years
--------------------------------------------------------------------------------

2.20%                               2.78%                            2.60%


For the fund's current 7-day yield, please call toll-free:  1-800-645-6561.


                                                                      The Funds





(PAGE 7)

PAST PERFORMANCE (CONTINUED)

Dreyfus New York Tax Exempt Intermediate Bond Fund


The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the changes in the fund's performance from year to year. The table compares the fund's average annual total return to that of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged benchmark of total return performance for non-New York-specific municipal bonds. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

9.38   11.52  -5.11  14.03  4.16   8.24   6.05   -2.56  9.57   4.72
92     93     94     95     96     97     98     99     00     01


BEST QUARTER:                    Q1 '95               +5.68%

WORST QUARTER:                   Q1 '94               -4.44%

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/02 WAS 3.96%.


Average annual total returns AS OF 12/31/01

                                                            1 Year                     5 Years                   10 Years
------------------------------------------------------------------------------------------------------------------------------------
FUND
RETURNS BEFORE TAXES                                          4.72%                      5.18%                      5.87%

FUND
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                              4.72%                      5.07%                      5.76%

FUND
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                           4.63%                      5.03%                      5.68%

LEHMAN BROTHERS
7-YEAR MUNICIPAL
BOND INDEX*
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                                       5.18%                      5.55%                      6.12%


*    UNLIKE THE FUND, THE INDEX IS NOT COMPOSED OF BONDS OF A SINGLE STATE.










(PAGE 8)

Dreyfus New York Tax Exempt Bond Fund


The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the changes in the fund's performance from year to year. The table compares the fund's average annual total return to that of the Lehman Brothers Municipal Bond Index, an unmanaged benchmark of total return performance for non-New York-specific municipal bonds. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

8.85   12.65  -6.95  16.24  2.48   9.13   6.70   -3.81  11.10  4.59
92     93     94     95     96     97     98     99     00     01


BEST QUARTER:                    Q1 '95               +6.59%

WORST QUARTER:                   Q1 '94               -5.52%

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/02 WAS 4.25%.


Average annual total returns AS OF 12/31/01

                                                            1 Year                     5 Years                   10 Years
------------------------------------------------------------------------------------------------------------------------------------
FUND
RETURNS BEFORE TAXES                                         4.59%                      5.41%                      5.87%

FUND
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                             4.53%                      5.26%                      5.64%

FUND
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                          4.82%                      5.31%                      5.70%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                                      5.13%                      5.98%                      6.63%


* UNLIKE THE FUND, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE STATE.

                                                                                                                        The Funds




(PAGE 9)

EXPENSES

Dreyfus New York Tax Exempt Money Market Fund

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                          0.50%


Shareholder services fee                                                 0.07%

Other expenses                                                           0.08%
--------------------------------------------------------------------------------

TOTAL                                                                    0.65%
--------------------------------------------------------------------------------


Expense example

1 Year                             3 Years                              5 Years                               10 Years
------------------------------------------------------------------------------------------------------------------------------------


$66                                $208                                  $362                                  $810



This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

SHAREHOLDER SERVICES FEE: a fee of up to 0.25% used to reimburse the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.






(PAGE 10)

Dreyfus New York Tax Exempt Intermediate Bond Fund

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge
(load).
--------------------------------------------------------------------------------

Fee table

SHAREHOLDER TRANSACTION FEES

% OF TRANSACTION AMOUNT

Maximum redemption fee                                                   1.00%

CHARGED ONLY WHEN SELLING SHARES YOU

HAVE OWNED FOR LESS THAN 30 DAYS
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                          0.60%

Rule 12b-1 fee                                                           0.25%


Other expenses                                                           0.09%
--------------------------------------------------------------------------------

TOTAL                                                                    0.94%
--------------------------------------------------------------------------------


Expense example

1 Year                             3 Years                              5 Years                               10 Years
------------------------------------------------------------------------------------------------------------------------------------


$96                                $300                                  $520                                  $1,155



This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand


MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations. During the past fiscal year, Dreyfus waived a portion of its fee so that the effective management fee paid by the fund was 0.46%, reducing total expenses from 0.94% to 0.80%. This waiver was voluntary.


RULE 12B-1 FEE: the fee paid to the fund's distributor for distributing the fund's shares, advertising and marketing, and shareholder account service and maintenance. Since this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                                      The Funds




(PAGE 11)

EXPENSES (CONTINUED)

Dreyfus New York Tax Exempt Bond Fund

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge
(load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

SHAREHOLDER TRANSACTION FEES

% OF TRANSACTION AMOUNT

Maximum redemption fee                                                   0.10%

CHARGED ONLY WHEN SELLING SHARES YOU

HAVE OWNED FOR LESS THAN 30 DAYS
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                          0.60%


Shareholder services fee                                                 0.04%

Other expenses                                                           0.06%
--------------------------------------------------------------------------------

TOTAL                                                                    0.70%
--------------------------------------------------------------------------------



Expense example

1 Year                             3 Years                              5 Years                               10 Years
------------------------------------------------------------------------------------------------------------------------------------


$72                                $224                                  $390                                  $871



This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand


MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.


SHAREHOLDER SERVICES FEE: a fee of up to 0.25% used to reimburse the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.





(PAGE 12)

MANAGEMENT


The investment adviser for each fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $187 billion in over 200 mutual fund portfolios. For the past fiscal year, Dreyfus New York Tax Exempt Money Market Fund, Dreyfus New York Tax Exempt Intermediate Bond Fund and Dreyfus New York Tax Exempt Bond Fund each paid Dreyfus a management fee at the effective annual rate of 0.50%, 0.46%, and 0.60% , respectively, of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $588 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Monica S. Wieboldt has been the primary portfolio manager of the Intermediate Bond Fund since May 1987 and has been a portfolio manager at Dreyfus since 1983

Joseph P. Darcy has been the Bond Fund's primary portfolio manager since November 2001 and has been a portfolio manager at Dreyfus since May 1994.

The funds, Dreyfus and Dreyfus Service Corporation (each fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by each fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.


                                                                      The Funds



(PAGE 13)

FINANCIAL HIGHLIGHTS

The following tables describe each fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in a fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report for each fund, along with each fund's financial statements, is included in the fund's annual report, which is available upon request.





                                                                                               YEAR ENDED MAY 31,

 DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND                                   2002       2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

 Net asset value, beginning of period                                            1.00       1.00      1.00       1.00       1.00

 Investment operations:  Investment income -- net                                .014       .032      .028       .025       .029

 Distributions:          Dividends from investment income -- net               (.014)     (.032)    (.028)     (.025)     (.029)

 Net asset value, end of period                                                  1.00       1.00      1.00       1.00       1.00

 Total return (%)                                                                1.44       3.28      2.88       2.54       2.97
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .65        .66       .66        .65        .67

 Ratio of net investment income to average net assets (%)                        1.42       3.22      2.84       2.50       2.93
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        288,257    295,817   271,439    295,790    281,274






                                                                                                YEAR ENDED MAY 31,

 DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND                             2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

 Net asset value, beginning of period                                           18.32      17.22     18.31      18.62      18.06

 Investment operations:  Investment income -- net                              .79(2)        .80       .81        .80        .82

                         Net realized and unrealized gain (loss)
                         on investments                                           .18       1.10     (.97)      (.10)        .65

 Total from investment operations                                                 .97       1.90     (.16)        .70       1.47

 Distributions:          Dividends from investment income -- net                (.79)      (.80)     (.81)      (.80)      (.82)

                         Dividends from net realized gain
                         on investments                                            --   (.00)(3)     (.12)      (.21)      (.09)

 Total distributions                                                            (.79)      (.80)     (.93)     (1.01)      (.91)

 Net asset value, end of period                                                 18.50      18.32     17.22      18.31      18.62

 Total return (%)                                                                5.37      11.21     (.89)       3.75       8.25
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .80        .80       .80        .80        .80

 Ratio of net investment income to average net assets (%)                        4.27       4.43      4.53       4.28       4.44

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)         .14        .15       .15        .14        .15

 Portfolio turnover rate (%)                                                    21.33      15.45     36.07      33.08      42.40
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        373,620    343,561   300,629    366,526    365,481

(1)  AS REQUIRED, EFFECTIVE JUNE 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS.THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MAY 31, 2002
     WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED
     AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND
     INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM
     4.26% TO 4.27%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS
     PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
     PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.





(PAGE 14)

                                                                                                YEAR ENDED MAY 31,

 DREYFUS NEW YORK TAX EXEMPT BOND FUND                                          2002(1)     2001       2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

 Net asset value, beginning of period                                           14.96      14.03     15.27      15.47      14.97

 Investment operations:  Investment income -- net                               .72(2)       .72       .72        .74        .75

                         Net realized and unrealized gain (loss)
                         on investments                                           .11        .93    (1.10)      (.06)        .63

 Total from investment operations                                                 .83       1.65     (.38)        .68       1.38

 Distributions:          Dividends from investment income -- net                (.73)      (.72)     (.73)      (.74)      (.74)

                         Dividends from net realized gain
                         on investments                                         (.04)   (.00)(3)     (.13)      (.14)      (.14)

 Total distributions                                                            (.77)      (.72)     (.86)      (.88)      (.88)

 Net asset value, end of period                                                 15.02      14.96     14.03      15.27      15.47

 Total return (%)                                                                5.64      11.99    (2.44)       4.47       9.36
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .70        .73       .75        .75        .73

 Ratio of net investment income to average net assets (%)                        4.82       4.91      5.02       4.77       4.86

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)          --        .04       .05        .01      .00(4)

 Portfolio turnover rate (%)                                                    19.47      17.57     37.67      20.77      35.86
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                      1,461,723  1,449,047  1,387,952  1,602,113  1,672,193

(1)  AS REQUIRED, EFFECTIVE JUNE 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS.THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MAY 31, 2002
     WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED
     AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND
     INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM
     4.81% TO 4.82%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS
     PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
     PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(4)  AMOUNT REPRESENTS LESS THAN .01%.



                                                                                                                        The Funds




(PAGE 15)


Your Investment

ACCOUNT POLICIES

Buying shares

YOU PAY NO SALES CHARGES to invest in these funds. Your price for fund shares is the net asset value per share (NAV), which is generally calculated as of 12:00 noon Eastern time for the Money Market Fund, and at the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) for the Intermediate Bond Fund and the Bond Fund, on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The Money Market Fund uses the amortized cost method of valuing its securities. The other funds' investments generally are valued by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. Because the funds seek tax-exempt income, they are not recommended for purchase in IRAs or other qualified retirement plans.

Minimum investments

                               Initial               Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS               $2,500                $100
                                                     $500 FOR DREYFUS
                                                     TELETRANSFER INVESTMENTS

DREYFUS AUTOMATIC              $100                  $100
INVESTMENT PLANS

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

NET ASSET VALUE (NAV): a mutual fund's share price on a given day. A fund's NAV is calculated by dividing the value of its net assets by the number of existing shares.


AMORTIZED COST: a method of valuing a money market fund's portfolio securities, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. This method of valuation is designed to permit a money market fund to maintain a stable NAV.






(PAGE 16)

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

BEFORE SELLING OR WRITING A CHECK against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

* if you send a written request to sell such shares, the fund may delay sending the proceeds (or selling the shares in the case of the Money Market
     Fund) for up to eight business days following the purchase of those shares

* the fund will not honor redemption checks, or process wire, telephone or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

IF YOU ARE SELLING OR EXCHANGING SHARES of the Intermediate Bond Fund or Bond Fund that you have owned for less than 30 days, the fund may deduct a redemption fee (not charged on shares sold through the Checkwriting Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or on shares acquired through dividend reinvestment). The Intermediate Bond Fund charges a 1% redemption fee and the Bond Fund charges a 0.10% redemption fee.


Limitations on selling shares by phone

Proceeds
sent by                    Minimum              Maximum
--------------------------------------------------------------------------------

CHECK                      NO MINIMUM           $250,000 PER DAY

WIRE                       $1,000               $500,000 FOR JOINT ACCOUNTS
                                                EVERY 30 DAYS

DREYFUS                    $500                 $500,000 FOR JOINT ACCOUNTS
TELETRANSFER                                    EVERY 30 DAYS

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*    requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

                                                                Your Investment



(PAGE 17)

ACCOUNT POLICIES (CONTINUED)

General policies

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

EACH FUND (EXCEPT AS NOTED BELOW) RESERVES THE RIGHT TO:

* refuse any purchase or exchange request including, for the Intermediate Bond Fund and the Bond Fund, those from any individual or group who, in the fund's view, has or is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of a fund's total assets (applies mainly to the Intermediate Bond Fund and the Bond Fund only)

* change or discontinue its exchange privilege or temporarily suspend this privilege during unusual market conditions

*    change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

Each fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of a fund's assets).

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the Money Market Fund and the Intermediate Bond Fund each charge regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, your fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.


(PAGE 18)


DISTRIBUTIONS AND TAXES

EACH FUND USUALLY PAYS ITS SHAREHOLDERS dividends from its net investment income once a month, and distributes any net capital gains it has realized once a year. Your dividends and distributions will be reinvested in your fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

EACH FUND ANTICIPATES THAT VIRTUALLY ALL OF ITS INCOME DIVIDENDS will be exempt from federal, New York state and New York city personal income taxes. However, any dividends paid from interest on taxable investments or short-term capital gains will be taxable as ordinary income. Any distributions of long-term capital gains will be taxable as such. The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
--------------------------------------------------------------------------------

Taxability of distributions


Type of                  Tax rate for                 Tax rate for
distribution             10% or 15% bracket           27% bracket or above

--------------------------------------------------------------------------------

INCOME                   GENERALLY                    GENERALLY
DIVIDENDS                TAX EXEMPT                   TAX EXEMPT

SHORT-TERM               ORDINARY                     ORDINARY
CAPITAL GAINS            INCOME RATE                  INCOME RATE

LONG-TERM
CAPITAL GAINS            8%/10%                       18%/20%

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund.


Because everyone's tax situation is unique, always consult your tax professional about federal, state and local personal tax consequences.


Taxes on transactions

Any sale or exchange of fund shares, including through the checkwriting privilege, may generate a tax liability.


The table at left also can provide a guide for your potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months; the lower rate shown applies to shares held for more than five years and, for the 27% or above tax bracket, purchased after December 31, 2000.


                                                            Your Investment 19




(PAGE 19)

SERVICES FOR FUND INVESTORS

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-645-6561.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC                For making automatic investments
ASSET BUILDER((reg.tm))          from a designated bank account.

DREYFUS PAYROLL                  For making automatic investments
SAVINGS PLAN                     through a payroll deduction.

DREYFUS GOVERNMENT               For making automatic investments
DIRECT DEPOSIT                   from your federal employment,
PRIVILEGE                        Social Security or other regular
                                 federal government check.

DREYFUS DIVIDEND                 For automatically reinvesting the
SWEEP                            dividends and distributions from
                                 one Dreyfus fund into another
                                 (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                    For making regular exchanges
EXCHANGE PRIVILEGE               from one Dreyfus fund into
                                 another.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC                For making regular withdrawals
WITHDRAWAL PLAN                  from most Dreyfus funds.

Checkwriting privilege

YOU MAY WRITE REDEMPTION CHECKS against your account in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege

YOU CAN EXCHANGE SHARES worth $500 or more from one Dreyfus fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application.


Dreyfus Express(SM ) voice-activated account access

YOU CAN EASILY MANAGE YOUR DREYFUS ACCOUNTS, check your account balances, transfer money between your Dreyfus funds, get price and yield information and much more -- when it's convenient for you -- by calling 1-800-645-6561. Certain requests may require the services of a representative.


Dreyfus Financial Centers

Through a nationwide network of Dreyfus Financial Centers, Dreyfus offers a full array of investment services and products. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial advisers can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find the Financial Center nearest you, call 1-800-499-3327.

Third-party investments

If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described here. Banks, brokers, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if in doubt.




(PAGE 20)

REGULAR ACCOUNTS

INSTRUCTIONS FOR REGULAR ACCOUNTS

INSTRUCTIONS FOR  TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

   Mail your application and a check to:
   The Dreyfus Family of Funds
   P.O. Box 9299, Boston, MA 02205-8553


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to:
The Dreyfus Family of Funds
P.O. Box 105, Newark, NJ 07101-0105


           By Telephone

   WIRE  Have your bank send your
investment to The Bank of New York, with these instructions:

   *   ABA# 021000018

   *   Dreyfus New York Tax Exempt
       Money Market Fund DDA# 8900052007

   *   Dreyfus New York Tax Exempt
       Intermediate Bond Fund DDA# 8900052236

   *   Dreyfus New York Tax Exempt Bond Fund
       DDA# 8900052422

   *   your Social Security or tax ID number

   *   name(s) of investor(s)

   Call us to obtain an account number. Return your application.

WIRE Have your bank send your investment to The Bank of New York, with these instructions:

*  ABA# 021000018

*  Dreyfus New York Tax Exempt
   Money Market Fund DDA# 8900052007

*  Dreyfus New York Tax Exempt
   Intermediate Bond Fund DDA# 8900052236

*  Dreyfus New York Tax Exempt Bond Fund
   DDA# 8900052422

* your account number

* name(s) of investor(s)

ELECTRONIC CHECK  Same as wire, but insert "1111" before your account number.

DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Call us to request your transaction.

           Automatically

   WITH AN INITIAL INVESTMENT  Indicate
on your application which automatic service(s) you want. Return your application with your investment.

   WITHOUT ANY INITIAL INVESTMENT Check the Dreyfus Step Program option on your application. Return your application, then complete the additional materials when they are sent to you.

ALL SERVICES Call us to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the forms along with any other required materials.

TO SELL SHARES

Write a redemption check OR write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 9263, Boston, MA 02205-8501

WIRE Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be sent to your bank by electronic check.

CHECK Call us to request your transaction. A check will be sent to the address of record.

DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

           Via the Internet

  COMPUTER Visit the Dreyfus Web site http://www.dreyfus.com and follow the instructions to download an account application.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

To reach Dreyfus, call toll free in the U.S.

1-800-645-6561

Outside the U.S. 516-794-5452

Make checks payable to:

THE DREYFUS FAMILY OF FUNDS

You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

Your Investment









(PAGE 21)

For More Information

Dreyfus New York Tax Exempt Money Market Fund
--------------------------------------
SEC file number:  811-5160

Dreyfus New York Tax Exempt Intermediate Bond Fund
-------------------------------------
SEC file number:  811-5161

Dreyfus New York Tax Exempt Bond Fund, Inc.
--------------------------------------
SEC file number:  811-3726

More information on these funds is available free upon request, including the following:

Annual/Semiannual Report

Describes a fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about a fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:

   SEC http://www.sec.gov

   DREYFUS http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.


(c) 2002 Dreyfus Service Corporation             NYTEFP1002


------------------------------------------------------------------------------

                      DREYFUS NEW YORK TAX EXEMPT FUNDS

                     STATEMENT OF ADDITIONAL INFORMATION

                                     FOR

                DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
              DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
                 DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.


                               OCTOBER 1, 2002


------------------------------------------------------------------------------


      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current combined Prospectus of Dreyfus New York Tax Exempt Money Market Fund (the "MONEY MARKET FUND"), Dreyfus New York Tax Exempt Intermediate Bond Fund (the "INTERMEDIATE BOND FUND"), and Dreyfus New York Tax Exempt Bond Fund, Inc. (the "BOND FUND") (each, a "Fund" and, collectively, the "Funds"), dated October 1, 2002, as it may be revised from time to time. To obtain a copy of the Funds' Prospectus, please write to the Funds at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:

                  Call Toll Free 1-800-645-6561
                  In New York City -- Call 1-718-895-1206
                  Outside the U.S. -- Call 516-794-5452

      Each Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

      EACH FUND IS A SEPARATE ENTITY WITH A SEPARATE PORTFOLIO. THE OPERATIONS AND INVESTMENT RESULTS OF ONE FUND ARE UNRELATED TO THOSE OF EACH OTHER FUND. THIS COMBINED STATEMENT OF ADDITIONAL INFORMATION HAS BEEN PREPARED FOR YOUR CONVENIENCE TO PROVIDE YOU THE OPPORTUNITY TO CONSIDER THREE INVESTMENT CHOICES IN ONE DOCUMENT.

                              TABLE OF CONTENTS

                                                                          PAGE

Description of the Funds................................................   B-3
Management of the Funds...................................................B-21
Management Arrangements...................................................B-26
How to Buy Shares.........................................................B-29
Service Plan and Shareholder Services Plans...............................B-32
How to Redeem Shares......................................................B-33
Shareholder Services......................................................B-37
Determination of Net Asset Value..........................................B-40
Portfolio Transactions....................................................B-41
Dividends, Distributions and Taxes........................................B-42
Performance Information...................................................B-44
Information About the Funds...............................................B-47
Counsel and Independent Auditors..........................................B-48
Appendix A................................................................B-49
Appendix B................................................................B-68



                           DESCRIPTION OF THE FUNDS



      Each of the MONEY MARKET FUND and the INTERMEDIATE BOND FUND is a Massachusetts business trust that commenced operations on June 9, 1987 and June 12, 1987, respectively. The BOND FUND is a Maryland corporation that commenced operations on July 26, 1983. Each Fund is an open-end, management investment company, known as a mutual fund. The MONEY MARKET FUND is known as a municipal money market fund and must maintain an average dollar-weighted portfolio maturity of 90 days or less and buy individual securities that have remaining maturities of 13 months or less. The INTERMEDIATE BOND FUND and the BOND FUND are known as municipal bond funds and are referred to as the "LONGER TERM FUNDS." As a municipal fund, each Fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Bonds").



      The Dreyfus Corporation (the "Manager") serves as each Fund's investment adviser.

      Dreyfus Service Corporation (the "Distributor") is the distributor of each Fund's shares.

CERTAIN PORTFOLIO SECURITIES

      The following information supplements (except as noted) and should be read in conjunction with the Funds' Prospectus.


      NEW YORK MUNICIPAL BONDS. (All Funds) As a fundamental policy, each Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in Municipal Bonds of the State of New York, its political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from Federal, New York State and New York City personal income taxes (collectively, "New York Municipal Bonds"). To the extent acceptable New York Municipal Bonds are at any time unavailable for investment by a Fund, the Fund will invest temporarily in other Municipal Bonds the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not New York State and New York City, personal income tax. Municipal Bonds generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Bonds are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Bonds include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Bonds bear fixed, floating or variable rates of interest. The LONGER TERM FUNDS may purchase securities with interest rates that are determined by formulas under which the rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Bonds purchased by the LONGER TERM FUNDS are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Bond and purchased and sold separately.
..

      The yields on Municipal Bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Bond market, size of a particular offering, maturity of the obligation and rating of the issue.

      Municipal Bonds include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax (AMT). Each Fund may invest up to 20% of the value of its net assets in such Municipal Bonds and, except for temporary defensive purposes, in other investments subject to Federal income tax.

      DERIVATIVE PRODUCTS. (MONEY MARKET FUND) The MONEY MARKET FUND may purchase various derivative products whose value is tied to underlying Municipal Bonds. The Money Market Fund will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity and diversification standards of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). The principal types of derivative products are described below.

(1) TAX EXEMPT PARTICIPATION INTERESTS. Tax exempt participation interests (such as industrial development bonds and municipal lease/purchase agreements) give the Fund an undivided interest in a Municipal Bond in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Bond. Participation interests may have fixed, floating or variable rates of interest, and are frequently backed by an irrevocable letter of credit or guarantee of a bank.

(2) TENDER OPTION BONDS. Tender option bonds grant the holder an option to tender an underlying Municipal Bond at par plus accrued interest at specified intervals to a financial institution that acts as a liquidity provider. The holder of a tender option bond effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.

(3) CUSTODIAL RECEIPTS. In a typical custodial receipt arrangement, an issuer of a Municipal Bond deposits it with a custodian in exchange for two classes of custodial receipts. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted and ownership changes. The other class's interest rate also is adjusted, but inversely to changes in the interest rate of the first class.


(4) STRUCTURED NOTES. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market. When the MONEY MARKET FUND purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.


CERTAIN TAX EXEMPT OBLIGATIONS. (All Funds) Each Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals, which for the MONEY MARKET FUND will not exceed 13 months, and in each case will be upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Bonds.

TAX EXEMPT PARTICIPATION INTERESTS. (All Funds) Each Fund may purchase from financial institutions participation interests in Municipal Bonds (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Bond in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Bond. These instruments may have fixed, floating or variable rates of interest and, in the case of the MONEY MARKET FUND, will have remaining maturities of 13 months or less. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Bond, plus accrued interest. As to these instruments, each Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Bond, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

      Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations in which a Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The MONEY MARKET FUND will invest only in those lease obligations that: (1) are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the lease obligation was rated only by one such organization); or (2) if unrated, are purchased principally from the issuer or domestic banks or other responsible third parties, in each case only if the seller shall have entered into an agreement with the MONEY MARKET FUND providing that the seller or other responsible third party will either remarket or repurchase the lease obligation within a short period after demand by the Fund. Certain lease obligations may be considered illiquid. With regard to the LONGER TERM Funds, determination as to the liquidity of such securities is made in accordance with guidelines established by each Fund's Board. Pursuant to such guidelines, each Board has directed the Manager to monitor carefully each Fund's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, each Fund's Board has directed the Manager to consider: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant.

TENDER OPTION BONDS. (All Funds) Each Fund may purchase tender option bonds. A tender option bond is a Municipal Bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Manager, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Bonds, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Bonds and for other reasons.

      The MONEY MARKET FUND will not purchase tender option bonds unless (a) the demand feature applicable thereto is exercisable by the Fund within 13 months of the date of such purchase upon no more than 30 days' notice and thereafter is exercisable by the Fund no less frequently than annually upon no more than 30 days' notice and (b) at the time of such purchase, the Manager reasonably expects (i) based upon its assessment of current and historical interest rate trends, that prevailing short-term tax exempt rates will not exceed the stated interest rate on the underlying Municipal Bonds at the time of the next tender fee adjustment and (ii) that the circumstances which might entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. At the time of each tender opportunity, the Fund will exercise the tender option with respect to any tender option bonds unless the Manager reasonably expects, (x) based upon its assessment of current and historical interest rate trends, that prevailing short-term tax exempt rates will not exceed the stated interest rate on the underlying Municipal Bonds at the time of the next tender fee adjustment, and (y) that the circumstances which entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. The Fund will exercise the tender feature with respect to tender option bonds, or otherwise dispose of its tender option bonds, prior to the time the tender option is scheduled to expire pursuant to the terms of the agreement under which the tender option is granted. The MONEY MARKET FUND otherwise will comply with the provisions of Rule 2a-7 under the 1940 Act, in connection with the purchase of tender option bonds, including, without limitation, the requisite determination by the MONEY MARKET FUND'S Board that the tender option bonds in question meet the quality standards described in Rule 2a-7, which, in the case of a tender option bond subject to a conditional demand feature, would include a determination that the security has received both the required short-term and long-term quality rating or is determined to be of comparable quality. In the event of a default of the Municipal Bond underlying a tender option bond, or the termination of the tender option agreement, the MONEY MARKET FUND would look to the maturity date of the underlying security for purposes of compliance with Rule 2a-7 and, if its remaining maturity was greater than 13 months, the Fund would sell the security as soon as would be practicable.

      Each Fund will purchase tender option bonds only when the Manager is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Bonds and that payment of any tender fees will not have the effect of creating taxable income for such Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

CUSTODIAL RECEIPTS. (LONGER TERM FUNDS only) Each of these Funds may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Bonds which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Bonds deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. The interest rate on this class generally is expected to be below the coupon rate of the underlying Municipal Bonds and generally is at a level comparable to that of a Municipal Bond of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. The aggregate interest paid with respect to the two classes will not exceed the interest paid by the underlying Municipal Bonds. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Bond of comparable quality and maturity, which would increase the volatility of the Fund's net asset value. These custodial receipts are sold in private placements. The Fund also may purchase directly from issuers, and not in a private placement, Municipal Bonds having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

STAND-BY COMMITMENTS. (All Funds) Each Fund may acquire "stand-by commitments" with respect to Municipal Bonds held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. Each Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Each Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Bond and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. The LONGER TERM FUNDS also may acquire call options on specific Municipal Bonds. A LONGER TERM FUND generally would purchase these call options to protect the Fund from the issuer of the related Municipal Bond redeeming, or other holder of the call option from calling away, the Municipal Bond before maturity. The sale by a LONGER TERM FUND of a call option that it owns on a specific Municipal Bond could result in the receipt of taxable income by the Fund.

RATINGS OF MUNICIPAL BONDS. (All Funds) Each of the LONGER TERM FUNDS will invest at least 80% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch" and, together with Moody's and S&P, the "Rating Agencies"). Each LONGER TERM FUND may invest up to 20% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated lower than Baa by Moody's and BBB by S&P and Fitch and as low as the lowest rating assigned by the Rating Agencies, but it currently is the intention of each Longer Term Fund that this portion of the Fund's portfolio be invested primarily in Municipal Bonds rated no lower than Baa by Moody's or BBB by S&P or Fitch. Each LONGER TERM FUND may invest in short-term Municipal Bonds which are rated in the two highest rating categories by a Rating Agency. Each LONGER TERM FUND also may invest in securities which, while not rated, are determined by the Manager to be of comparable quality to the rated securities in which the Fund may invest; for purposes of the 80% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.

      The MONEY MARKET FUND may invest only in those Municipal Bonds which are rated in one of the two highest rating categories for debt obligations by at least two Rating Agencies (or one Rating Agency if the instrument was rated by only one Rating Agency) or, if unrated, are of comparable quality as determined in accordance with procedures established by the MONEY MARKET FUND'S Board.

      The average distribution of investments (at value) in Municipal Bonds (including notes) by ratings for the fiscal year ended May 31, 2002, computed on a monthly basis, for each Fund was as follows:


                                                                   PERCENTAGE OF VALUE
                                                      MONEY          INTERMEDIATE
FITCH         OR  MOODY'S          OR  S&P           MARKET FUND     BOND FUND     BOND FUND
-----             -------              ---            ----------     ---------     ---------

AAA               Aaa                  AAA                7.6%         39.9%         43.1%
AA                Aa                   AA                 N/A          32.9%         23.0%
A                 A                    A                  N/A          12.3%         21.3%
BBB               Baa                  BBB                N/A           6.3%          2.7%
BB                Ba                   BB                 N/A           -              .3%
F-1               VMIG1/MIG1,P-1       SP-1,A-1          75.3%          3.9%*         2.4%
F-2               VMIG2/MIG2,P-2       SP-2,A-2           -             N/A           N/A
Not Rated         Not Rated            Not Rated         17.1%**        4.7%***       7.2%****
                                                        -----         -------       ------
                                                        100.0%        100.0%        100.0%
                                                       =======         ======        =======

-----------------------------

* Includes notes rated within the highest grades by Moody's, S&P or Fitch, which, together with Municipal Bonds rated Baa/BBB, are taken into account at the time of purchase to ensure that the portfolio of each Longer Term Fund meets the 80% minimum quality standard discussed above.

** Those securities which are not rated have been determined by the Manager to be of comparable quality to securities rated MIG1.

*** Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (.4%) and Baa/BBB (4.3%).

**** Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (1.8%), A (1.3%) and Baa/BBB (4.1%).

      If, subsequent to being purchased by the MONEY MARKET FUND, (a) an issue of rated Municipal Bonds ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one organization), or the MONEY MARKET Fund's Board determines that it is no longer of comparable quality; or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the MONEY MARKET FUND'S Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders, provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Fund's Board is subsequently notified of the Manager's actions.

      Subsequent to its purchase by a LONGER TERM FUND, an issue of rated Municipal Bonds may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require the sale of such Municipal Bonds by a LONGER TERM FUND, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Bonds.

      To the extent the ratings by a Rating Agency may change as a result of changes in such organization or its rating system, the Funds will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in the Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Bonds which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.




      ZERO COUPON, PAY-IN-KIND AND STEP-UP SECURITIES. (LONGER TERM FUNDS only) Each LONGER TERM FUND may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date); pay-in-kind bonds which are bonds which generally pay interest through the issuance of additional bonds; and step-up coupon bonds which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment or maturity date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, a Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "Dividends, Distributions and Taxes."

      ILLIQUID SECURITIES. (All Funds) Each LONGER TERM FUND may invest up to 15% and the MONEY MARKET FUND may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as securities subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

      TAXABLE INVESTMENTS. (All Funds) From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, a Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by a Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments and Municipal Bonds the interest from which gives rise to a preference item for the purpose of the alternative minimum tax. If the MONEY MARKET FUND purchases Taxable Investments, it will value them using the amortized cost method and comply with Rule 2a-7 under the 1940 Act relating to purchases of taxable instruments. When a Fund has adopted a temporary defensive position, including when acceptable New York Municipal Bonds are unavailable for investment by the Fund, in excess of 20% of its net assets may be invested in securities that are not exempt from New York State and New York City income taxes. Under normal market conditions, each Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.


INVESTMENT TECHNIQUES

      The following information supplements (except as noted) and should be read in conjunction with the Prospectus. A Fund's use of certain of the investment techniques described below may give rise to taxable income.

      BORROWING MONEY. (All Funds) Each LONGER TERM FUND is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Each LONGER TERM FUND currently intends to, and the MONEY MARKET FUND may, borrow money only for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of a Fund's total assets, the Fund will not make any additional investments.


      LENDING PORTFOLIO SECURITIES. (LONGER TERM FUNDS only) Each LONGER TERM FUND may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time.
The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets (including the value of assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. The Fund may participate in a securities lending program operated by Mellon Bank, N.A., as lending agent (the "Lending Agent"). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.

      DERIVATIVES. (LONGER TERM FUNDS only) Each LONGER TERM FUND may invest in, or enter into derivatives, such as options and futures and options on futures contracts, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.


      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

      If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. A Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

      Although neither LONGER TERM FUND will be a commodity pool, certain derivatives subject each of these Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. Each LONGER TERM FUND may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives.
This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

FUTURES TRANSACTIONS--IN GENERAL. (LONGER TERM FUNDS only) Each of these Funds may enter into futures contracts in U.S. domestic markets. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

      Successful use of futures and options with respect thereto by each of these Funds also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, such Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

      Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

SPECIFIC FUTURES TRANSACTIONS. Each LONGER TERM FUND may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

OPTIONS--IN GENERAL. (LONGER TERM FUNDS only) Each of these Funds may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

      A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

      There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

      Successful use of options by these Funds will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Funds may incur losses.

      FUTURE DEVELOPMENTS. (LONGER TERM FUNDS only) Each LONGER TERM FUND may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, appropriate disclosure will be provided in the Funds' Prospectus or this Statement of Additional Information.

      FORWARD COMMITMENTS. (All Funds) Each Fund may purchase or sell Municipal Bonds and other securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.


      Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.


CERTAIN INVESTMENT CONSIDERATIONS AND RISKS

      GENERAL. (All Funds) Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by a LONGER TERM FUND, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a LONGER TERM FUND portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. The MONEY MARKET FUND seeks to maintain a stable $1.00 share price, while the net asset value of each LONGER TERM FUND generally will not be stable and should fluctuate based upon changes in the value of its respective portfolio securities. Securities in which the LONGER TERM FUNDS invest may earn a higher level of current income than certain shorter-term or higher quality securities which generally have greater liquidity, less market risk and less fluctuation in market value.


      INVESTING IN MUNICIPAL BONDS. (All Funds) Each Fund may invest more than 25% of the value of its total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, each Fund may be subject to greater risk as compared to a comparable fund that does not follow this practice.

      Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Bonds may reduce the volume of Municipal Bonds qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Bonds available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in a Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Bonds may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Bonds for investment by a Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Bond as taxable, the Funds would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

      INVESTING IN NEW YORK MUNICIPAL BONDS. (All Funds) Since each Fund is concentrated in securities issued by New York or entities within New York, an investment in a Fund may involve greater risk than investments in certain other types of municipal funds. You should consider carefully the special risks inherent in the Funds' investment in New York Municipal Bonds. You should review the information in "Appendix A," which provides a brief summary of special investment considerations and risk factors relating to investing in New York Municipal Bonds.

      LOWER RATED BONDS.  THIS SECTION APPLIES ONLY TO THE LONGER TERM
FUNDS. LOWER RATED BONDS AS DESCRIBED HEREIN ARE NOT ELIGIBLE INVESTMENTS FOR THE MONEY MARKET FUND. Each LONGER TERM FUND may invest up to 20% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities rated below investment grade by the Rating Agencies (commonly known as "high yield" or "junk" bonds). They may be subject to greater risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated municipal securities. See "Appendix B" for a general description of the Rating Agencies' ratings of municipal securities. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. Each Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.



      The market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities. These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

      Because there is no established retail secondary market for many of these securities, each Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a Fund's ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable objective data may be available.

      These bonds may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon which would increase the incidence of default of such securities. It is likely that any economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

      Each of these Funds may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. Neither Fund has any arrangements with any person concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.


      The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, pay-in-kind and step-up securities. In addition to the risks associated with the credit rating of the issuers, the market price of these securities may be very volatile during the period no interest is paid.


      SIMULTANEOUS INVESTMENTS. (All Funds) Investment decisions for each Fund are made independently from those of other investment companies advised by the Manager. If, however, such other investment companies desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

INVESTMENT RESTRICTIONS


      MONEY MARKET FUND. The Fund's investment objective and its policy to invest normally at least 80% of its net assets (plus any borrowings for investment purposes) in New York Municipal Bonds (or other instruments with similar investment characteristics) are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of the Fund's outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 9 as fundamental policies. Investment restrictions numbered 10 and 11 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. The MONEY MARKET FUND may not:

      1. Purchase securities other than Municipal Bonds and Taxable Investments as those terms are defined above and in the Prospectus.


      2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings of the Money Market Fund exceed 5% of the value of the Money Market Fund's total assets, it will not make any additional investments.

      3.    Sell securities short or purchase securities on margin.


      4. Underwrite the securities of other issuers, except that the Money Market Fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

      5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Bonds secured by real estate or interests therein.


      6. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Prospectus.


      7. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


      8. Purchase more than 10% of the voting securities of any issuer or invest in companies for the purpose of exercising control.

      9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

      10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

      11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.


      INTERMEDIATE BOND FUND AND BOND FUND. Each LONGER TERM FUND'S investment objective and its policy to invest normally at least 80% of its net assets (plus any borrowings for investment purposes) in New York Municipal Bonds (or other instruments with similar investment characteristics) are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, each of these Funds has adopted investment restrictions numbered 1 through 7 as fundamental policies. Investment restrictions numbered 8 through 12 are not fundamental policies and may be changed, as to a Fund, by vote of a majority of such Fund's Board members at any time. Neither LONGER TERM FUND may:

      1. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


      2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.


      3. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Bonds secured by real estate or interests therein, or prevent the Fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.


      5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

      6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Investment Restrictions numbered 2, 3 and 10 may be deemed to give rise to a senior security.

      7. Sell securities short or purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.


      8. Purchase securities other than Municipal Bonds and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Prospectus.


      9. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

      10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those related to indices, and options on futures contracts or indices.

      11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described in the Prospectus, and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature as described in the Prospectus on less than seven days' notice and as to which there is no secondary market), if, in the aggregate, more than 15% of its net assets would be so invested.

      12.   Invest in companies for the purpose of exercising control.

      ALL FUNDS. For purposes of Investment Restriction No. 7 with respect to the MONEY MARKET FUND, and Investment Restriction No. 1 with respect to the LONGER TERM FUNDS, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."



      If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 2 for the LONGER TERM FUNDS, however, if borrowings exceed 33-1/3 of the value of the Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

      Each LONGER TERM FUND and the Manager have received an exemptive order from the Securities and Exchange Commission which, among other things, permits each LONGER TERM FUND to use cash collateral received in connection with lending the Fund's securities and other uninvested cash to purchase shares of one or more registered money market funds advised by the Manager in excess of the limitations imposed by the 1940 Act.


                           MANAGEMENT OF THE FUNDS

      Each Fund's Board is responsible for the management and supervision of the Fund and approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

      The Dreyfus Corporation.....................Investment Adviser
      Dreyfus Service Corporation.................Distributor
      Dreyfus Transfer, Inc.......................Transfer Agent
      The Bank of New York........................Custodian



BOARD MEMBERS OF THE FUNDS1

      Board members and officers of each Fund, together with information as to their position with the Funds, principal occupation and other board memberships and affiliations, are shown below.

Name  (Age)
Position With Funds           Principal Occupation              Other Board Memberships and
(Since)                       During Past 5 Years                     Affiliations
--------------------          -------------------               ---------------------------

Joseph S. DiMartino (58)                                        The Muscular Dystrophy Association,
Chairman of the Board         Corporate Director and Trustee      DIRECTOR
(1995)                                                          Carlyle Industries, Inc., a button
                                                                  packager and distributor, DIRECTOR
                                                                  Century Business Services, Inc., a
                                                                  provider of outsourcing functions for
                                                                  small and medium sized companies,
                                                                  DIRECTOR
                                                                The Newark Group, a provider of a
                                                                  national market of paper recovery
                                                                  facilities, paperboard mills and
                                                                  paperboard converting plants,
                                                                  DIRECTOR
                                                                QuikCAT.com, a developer of high
                                                                  speed movement, routing, storage and
                                                                  encryption of data, DIRECTOR

David W. Burke (66)           Corporate Director and Trustee    John F. Kennedy Library Foundation,
Board Member                                                      DIRECTOR
(1994)                                                          U.S.S. Constitution Museum, DIRECTOR

Samuel Chase (70)             Corporate Director and Trustee    None
Board Member
(1985)

Gordon J. Davis (62)          Senior Partner, LeBoeuf,          Consolidated Edison, Inc., a utility
Board Member                  Lamb, Greene &  MacRae              company,  DIRECTOR
(1995)                                                          Phoenix Companies, Inc., a life
                                                                  insurance company, DIRECTOR
                                                                Board Member/Trustee for several
                                                                  not-for-profit groups

Joni Evans (60)               Senior Vice President of the      None
Board Member                  William Morris Agency
(1983)

Arnold S. Hiatt (75)          Chairman of The Stride Rite       Isabella Stewart Gardner Museum,
Board Member                  Charitable Foundation               TRUSTEE
(1983)                                                          John Merck Fund, a charitable trust,
                                                                  TRUSTEE
                                                                Business for Social Responsibility,
                                                                  CHAIRMAN
                                                                American Academy of Arts and
                                                                  Sciences, FELLOW

Burton N. Wallack             President and co-owner of         None
(51)                          Wallack Management Company, a
Board Member                  real estate management company
(1991)

--------
1 None of the Board members are "interested persons" of the Fund, as defined in the 1940 Act.



      Board members are elected to serve for an indefinite term. Each Fund has standing audit, nominating and compensation committees, each composed of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the audit committee is to oversee each Fund's financial and reporting policies and certain internal control matters; the function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board; and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The nominating committee does not normally consider nominees recommended by shareholders. Each Fund also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Fund's investments. Each Fund's audit committee met four times and the compensation committee met once during the fiscal year ended May 31, 2002. The nominating and pricing committees did not meet during the last fiscal year.

      The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2001.


                                                         Aggregate Holding of
                       Money Market Intermediate  Bond   Funds in the Dreyfus
Name of Board Member   Fund         Bond Fund     Fund   Family of Funds
-------------------    ----------   -----------   ----   --------------------

Joseph S. DiMartino    None         None          None   Over $100,000
David W. Burke         None         None          None   Over $100,000
Samuel Chase           None         None          None   None
Gordon J. Davis        None         None          None   $1-$10,000
Joni Evans             None         None          None   None
Arnold S. Hiatt        None         None          None   None
Burton N. Wallack      None         None          None   None


      As of December 31, 2001, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

      Each Fund typically pays its Board members an annual retainer of $4,500 and a fee of $500 per meeting attended and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members, if any, are entitled to receive an annual retainer and a per meeting attended fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by each Fund for the fiscal year ended May 31, 2002, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) during the year ended December 31, 2001, was as follows:

                                                                  Total
                                                                  Compensation
                                                                  From the
                                                                  Funds and
                                                                  Fund Complex
   Name of Board                                                  Paid to Board
      Member          Aggregate Compensation From the Fund*       Member**
----------------      --------------------------------------      ------------
                      Money Market   Intermediate
                         Fund         Bond Fund      Bond Fund
                      -----------    ------------    ----------

Joseph S. DiMartino     $3,750         $6,875         $9,375      $810,313 (190)

David W. Burke          $3,000         $5,500         $7,500      $259,000  (59)

Samuel Chase            $2,750         $5,000         $7,000       $48,750  (15)

Gordon J. Davis         $3,000         $5,500         $7,500      $103,000  (28)

Joni Evans              $2,750         $5,000         $7,000       $52,500  (15)

Arnold S. Hiatt         $2,750         $5,000         $7,000       $48,750  (15)

Burton N. Wallack       $3,000         $5,500         $7,500       $52,500  (15)


---------------------

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $3,104, $4,374 and $3,642 for the MONEY MARKET FUND, INTERMEDIATE BOND FUND and BOND FUND, respectively, for all Board members as a group.

** Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Funds, for which the Board member serves.

OFFICERS OF THE FUNDS

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.  Chairman of the Board, Chief
      Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, Executive Committee Member of other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.  Executive Vice President,
      Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000. Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since February 1991.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.  Associate General
      Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.  Associate General
      Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.  Director - Mutual Fund Treasury
      Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER (MONEY MARKET FUND ONLY) SINCE MARCH
      2000. Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since August 1994.

GREGORY S. GRUBER, ASSISTANT TREASURER (LONGER TERM FUNDS ONLY) SINCE MARCH
      2000. Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 55 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001. Mutual Funds
      Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993

     The address of each Board member and officer of the Funds is 200 Park Avenue, New York, New York 10166.

     Each Fund's Board members and officers, as a group, o Fundwned less than 1% of such Fund's shares outstanding as of September 20, 2002.

     The following shareholder is known by the Intermediate Bond Fund to own of record 5% or more of the Intermediate Bond Fund's shares of beneficial interest outstanding on September 20, 2002: Charles Schwab & Co. Inc., Attn: Reinvest Account, 101 Montgomery Street, San Francisco, CA 94104-4122 (8.53%);

     Donaldson Lufkin Jenrette, SEC Corp, PO Box 2052, Jersey City, NJ 07303-2052 (6.35%); National Financial Services, 82 Devonshire St, G10G, Boston, MA 02109-3605 (6.33%).

     The following shareholder is known by the Money Market Fund to own of record 5% or more of the Money Market Fund's shares of beneficial interest outstanding on September 20, 2002: Dreyfus Money Fund Settlement, Attn: Pro Cash Processing, c/o Pershing, One Pershing Plaza 6th floor (12.45%).



                             MANAGEMENT ARRANGEMENTS


     INVESTMENT ADVISER. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.


     The Manager provides management services pursuant to separate Management Agreements (respectively, the "Agreement") between each Fund and the Manager. As to each Fund, the Agreement is subject to annual approval by (i) the Fund's Board, or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance of the Agreement also is approved by a majority of such Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of its shares, or, upon not less than 90 days' notice, by the Manager. Each Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).


     In approving the current Agreement with respect to each Fund, the Board considered a number of factors, including the nature and quality of the services provided by the Manager; the investment philosophy and investment approach as applied to the Fund by the Manager; the investment management expertise of the Manager in respect of the Fund's investment strategies; the personnel, resources and experience of the Manager; the Fund's performance history and the management fees paid to the Manager relative to those of mutual funds with similar investment objectives, strategies and restrictions; the Manager's costs of providing services under the Agreement; with respect to the Intermediate Bond Fund, the relationship between the fees paid to the Manager under the Agreement and the Fund's Service Plan; and ancillary benefits the Manager may receive from its relationship with the Fund.

     The following persons are officers and/or directors of the Manager: Stephen
E. Canter, Chairman of the Board, Chief Executive Officer and Chief Operating Officer; Michael G. Millard, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; J. Charles Cardona, Vice Chairman and a director; Lawrence S. Kash, Vice Chairman; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman and a director; Diane P. Durnin, Executive Vice President; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Theodore A. Schachar, Vice President-Tax; Angela E. Shirer, Vice President; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President--Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard W. Sabo, directors.

The Manager manages each Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board members. The Manager is responsible for investment decisions and provides each Fund with portfolio managers who are authorized by its Board to execute purchases and sales of securities. Each Fund's portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Colleen Meehan, W. Michael Petty, Scott Sprauer, James Welch and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Fund and for other funds advised by the Manager.

     The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

     The Manager maintains office facilities on behalf of each Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     EXPENSES. All expenses incurred in the operation of a Fund are borne by that Fund, except to the extent specifically assumed by the Manager. The expenses borne by each Fund include without limitation, the following: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and distribution to existing shareholders, and any extraordinary expenses. Pursuant to the Service Plan of the INTERMEDIATE BOND FUND, the Fund bears expenses for advertising, marketing and distributing the Fund's shares and servicing shareholder accounts. Pursuant to separate Shareholder Services Plans, the MONEY MARKET FUND and BOND FUND each bear certain allocated expenses for shareholder servicing. See "Service Plan and Shareholder Services Plans."



     As compensation for the Manager's services, the MONEY MARKET FUND has agreed to pay the Manager a monthly management fee at the annual rate of 0.50% of the value of the Fund's average daily net assets. As compensation for the Manager's services, each LONGER TERM FUND has agreed to pay the Manager a monthly management fee at the annual rate of 0.60% of the value of its average daily net assets. All fees and expenses for each Fund are accrued daily and deducted before the declaration of dividends to investors. For the last three fiscal years of the Funds, the management fees payable by each Fund, the amounts waived by the Manager and the net fee paid by the Fund were as follows:



                                MANAGEMENT FEE PAYABLE             REDUCTION IN FEE                   NET FEE PAID
                               -----------------------             ----------------                   ------------
NAME OF FUND                2000         2001         2002     2000      2001       2002       2000         2001         2002
------------                ----         ----         ----     ----      ----       ----       ----         ----         ----

Money Market Fund        $1,429,828   $1,398,455   $1,487,225  N/A       N/A        N/A       $1,429,828   $1,398,455   $1,487,225

Intermediate Bond Fund   $1,972,728   $1,923,985   $2,126,929  $508,999  $468,894   $507,357  $1,463,729   $1,455,091   $1,619,572

Bond Fund                $8,808,820   $8,577,555   $8,795,766  $724,769  $622,135   N/A       $8,084,051   $7,955,420   $8,795,766




      The Manager has agreed that if in any fiscal year the aggregate expenses of a Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1 1/2% of the value of such Fund's average net assets for the fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, the excess expense. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

      The aggregate of the fees payable to the Manager by a Fund is not subject to reduction as the value of the Fund's net assets increase.

      DISTRIBUTOR. The Distributor, a wholly-owned subsidiary of Manager located at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.

      TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, P.O. Box 9263, Boston, Massachusetts 02205-8501, is each Fund's transfer and dividend disbursing agent. Under a separate transfer agency agreement with each Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

      The Bank of New York (the "Custodian"), 100 Church Street, New York, New York 10286, is each Fund's custodian. The Custodian has no part in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. Under a separate custody agreement with each Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.

                              HOW TO BUY SHARES


      GENERAL. Fund shares are sold through the Distributor or certain financial institutions, securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents") that have entered into service agreements with the Distributor. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that any Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans. Each Fund reserves the right to reject any purchase order.


      The minimum initial investment in each Fund is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of a Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Each Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time.

      Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

      Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Funds' Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard.

      Shares of the MONEY MARKET FUND are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire or within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested.

      The MONEY MARKET FUND'S net asset value per share is determined as of 12:00 Noon, Eastern time, on each day that the New York Stock Exchange is open for regular business. Net asset value per share is computed by dividing the value of the MONEY MARKET FUND'S net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. See "Determination of Net Asset Value."

      If your payments into the MONEY MARKET FUND are received in or converted into Federal Funds by 12:00 Noon, Eastern time, by the Transfer Agent, you will receive the dividend declared that day. If your payments are received in or converted into Federal Funds after 12:00 Noon, Eastern time, by the Transfer Agent, you will begin to accrue dividends on the following business day.

      Qualified institutions may telephone orders for the purchase of MONEY MARKET FUND shares. These orders will become effective at the price determined at 12:00 Noon, Eastern time, and the shares purchased will receive the dividend on Fund shares declared on that day if the telephone order is placed by 12:00 Noon, Eastern time, and Federal Funds are received by 4:00 p.m., Eastern time, on that day.


      Shares of each LONGER TERM FUND are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. Each LONGER TERM FUND'S net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for regular business. For purposes of computing net asset value per share of each LONGER TERM FUND, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. For information regarding the methods employed in valuing Fund investments, see "Determination of Net Asset Value."


      USING FEDERAL FUNDS.  THE FOLLOWING INFORMATION IS APPLICABLE ONLY TO
SHARES OF THE MONEY MARKET FUND.   The Transfer Agent or the Fund may attempt
to notify you upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If you are a customer of a Selected Dealer and your order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on your behalf, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of your order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by you with sufficient Federal Funds or cash balance in your brokerage account with a Selected Dealer will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

      DREYFUS TELETRANSFER PRIVILEGE. (All Funds) You may purchase shares by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.


      Dreyfus TELETRANSFER purchase orders may be made at any time. Purchase orders received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for regular business) will be credited to the shareholder's Fund account the second bank business day following such purchase order. To qualify to use the Dreyfus TELETRANSFER Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TELETRANSFER Privilege."


      REOPENING AN ACCOUNT. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

                 SERVICE PLAN AND SHAREHOLDER SERVICES PLANS

      The INTERMEDIATE BOND FUND has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act and the MONEY MARKET FUND and BOND FUND have adopted separate Shareholder Services Plans.

      SERVICE PLAN. (INTERMEDIATE BOND FUND only) Rule l2b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Service Plan"), pursuant to which the Fund pays the Distributor for distributing the Fund's shares, advertising and marketing relating to the Fund and servicing shareholder accounts ("Servicing"), at an aggregate annual rate of 0.25% of the value of the Fund's average daily net assets. The Fund's Board believes that there is a reasonable likelihood that the Service Plan adopted will benefit the Fund and its shareholders. The Distributor may pay one or more Service Agents a fee in respect of Fund shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. The Distributor determines the amount, if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are made. The fees payable under the Service Plan are payable without regard to actual expenses incurred.

      The Fund also bears the costs of preparing and printing prospectuses and statements of additional information used for regulatory purposes and for distribution to existing shareholders. Under the Service Plan, the Fund bears (a) the costs of preparing, printing and distributing prospectuses and statements of additional information used for other purposes, and (b) the costs associated with implementing and operating the Service Plan (such as costs of printing and mailing service agreements), the aggregate of such amounts not to exceed in any fiscal year of the Fund the greater of $100,000 or .005 of 1% of the value of its average daily net assets for such fiscal year.

      A quarterly report of the amounts expended under the Service Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Service Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Service Plan without shareholder approval and that other material amendments of the Service Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Service Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Service Plan and the related service agreements are subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Service Plan. The Service Plan is terminable at any time by vote of a majority of the Fund's Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Service Plan or in any of the related service agreements or by vote of the holders of a majority of such Fund's shares. Any service agreement is terminable without penalty, at any time, by such vote of the Board members or upon 15 days' notice by either party to such service agreement. A service agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


      For the fiscal year ended May 31, 2002, the INTERMEDIATE BOND FUND paid $888,402 pursuant to the Plan, of which (a) $886,221 was paid to the Distributor for advertising and marketing Fund shares and Servicing, and (b) $2,181 was paid for printing the Fund's prospectus and statement of additional information, as well as implementing and operating the Service Plan.


      SHAREHOLDER SERVICES PLANS. (MONEY MARKET FUND and BOND FUND only) Each of these Funds has adopted a separate Shareholder Services Plan, pursuant to which the Fund reimburses the Distributor an amount not to exceed an annual rate of 0.25% of the value of the Fund's average daily net assets for certain allocated expenses for the provision of certain services to such Fund's shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

      A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the respective Fund's Board for its review. In addition, the Shareholder Services Plan provides that material amendments of the Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services
Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan.


      For the fiscal year ended May 31, 2002, the MONEY MARKET FUND paid $198,038, and the BOND FUND paid $600,022, pursuant to the Fund's Shareholder Services Plan.


                             HOW TO REDEEM SHARES

      GENERAL. Each Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TELETRANSFER Privilege or through DREYFUS-AUTOMATIC Asset Builder(R) and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds (or delay the redemption of such shares in the case of the MONEY MARKET FUND) for up to eight business days after the purchase of such shares. In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone or pursuant to the Dreyfus TELETRANSFER Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TELETRANSFER purchase or the Dreyfus-AUTOMATIC Asset Builder(R) order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.


      REDEMPTION FEE. (LONGER TERM FUNDS only) The INTERMEDIATE BOND FUND and BOND FUND will deduct a redemption fee equal to 1% and 0.10%, respectively, of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than 30 days following the issuance of such shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund. For the fiscal year ended May 31, 2002, the BOND FUND retained $45,108 and the INTERMEDIATE BOND FUND retained $8,948 in redemption fees.


      No redemption fee will be charged on the redemption or exchange of shares (1) through the Fund's Checkwriting Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, (2) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by the Distributor, (3) through accounts established by Service Agents approved by the Distributor that utilize the National Securities Clearing Corporation's networking system, or (4) acquired through the reinvestment of dividends or distributions. The redemption fee may be waived, modified or terminated at any time, or from time to time.

      CHECKWRITING PRIVILEGE. (All Funds) Each Fund provides redemption checks ("Checks") automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more. Potential fluctuations in the net asset value of a LONGER TERM FUND'S shares should be considered in determining the amount of any Check drawn on an account in a LONGER TERM FUND. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full or fractional shares in the investor's account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

      You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

      Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

      This Privilege will be terminated immediately, without notice, with respect to any LONGER TERM FUND account which is, or becomes, subject to backup withholding on redemptions. Any Check written on a LONGER TERM FUND account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

      WIRE REDEMPTION PRIVILEGE. (All Funds) By using this Privilege, you authorize the Transfer Agent to act on telephone or letter redemption instructions from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the MONEY MARKET FUND will initiate payment for shares redeemed pursuant to this Privilege on the same business day if the Transfer Agent receives the redemption request in proper form prior to Noon on such day; otherwise the MONEY MARKET FUND will initiate payment on the next business day. The LONGER TERM FUNDS ordinarily will initiate payment for shares redeemed pursuant to this privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or the Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

      To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."


      DREYFUS TELETRANSFER PRIVILEGE. (All Funds) You may request by telephone that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $500,000 within any 30-day period. You should be aware that if you have selected the Dreyfus TELETRANSFER Privilege, any request for a Dreyfus TELETRANSFER transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares--Dreyfus TELETRANSFER Privilege."


      REDEMPTION THROUGH A SELECTED DEALER.  (INTERMEDIATE BOND FUND only)
If you are a shareholder of the INTERMEDIATE BOND FUND and a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer.
If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent by the close of trading on the floor of the New York Stock Exchange on a given day, the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer.

      SHARE CERTIFICATES; SIGNATURES. (All Funds) Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor, and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

      REDEMPTION COMMITMENT. (All Funds) Each Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, each Fund's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

      SUSPENSION OF REDEMPTIONS. (All Funds) The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of a Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect a Fund's shareholders.

                             SHAREHOLDER SERVICES

      FUND EXCHANGES. (All Funds) You may purchase, in exchange for shares of a Fund, shares of certain other funds managed or administered by the Manager or shares of certain funds advised by Founders Asset Management LLC ("Founders"), an affiliate of the Manager, to the extent such shares are offered for sale in your state of residence. The INTERMEDIATE BOND FUND and BOND FUND will deduct a redemption fee equal to 1% and 0.10%, respectively, of the net asset value of Fund shares exchanged where the exchange is made less than 30 days after the issuance of such shares. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

      A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

      B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.


      D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds may be exchanged without a sales load for shares of other funds sold with a sales load.


      To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.


      To request an exchange, you, or your Service Agent acting on your behalf, must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. By using the Telephone Exchange Privilege, you authorize the Transfer Agent to act on telephonic instructions (including over the Dreyfus Expresssm voice response telephone system) from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or number of telephone exchanges permitted. Shares issued in certificate form may not be exchanged by telephone. No fees currently are charged shareholders directly in connection with exchanges, although each Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.


      To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.


      During times of drastic economic or market conditions, the INTERMEDIATE BOND FUND and BOND FUND may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

      DREYFUS AUTO-EXCHANGE PRIVILEGE. (All Funds) Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly, or annual basis), in exchange for shares of a Fund, shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts.
With respect to all other retirement accounts, exchanges may be made only among those accounts.


      Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. Each Fund reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having identical names and other identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time by a Fund upon notice to its shareholders.

      DREYFUS-AUTOMATIC ASSET BUILDER(R). (All Funds) Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

      DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE. (All Funds) Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account. You may deposit as much of such payments as you elect.

      DREYFUS PAYROLL SAVINGS PLAN. (All Funds) Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

      DREYFUS STEP PROGRAM. (All Funds) Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). Each Fund may modify or terminate this Program at any time.

      DREYFUS DIVIDEND OPTIONS. (All Funds) Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a Fund in shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:


      A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

      B. Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Dividends and distributions paid by a fund that charges a sales load may be invested without a sales load in shares of other funds sold with a sales load.


      D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

      Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from a Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

      AUTOMATIC WITHDRAWAL PLAN. (All Funds) The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

                       DETERMINATION OF NET ASSET VALUE

      AMORTIZED COST PRICING. THE INFORMATION CONTAINED IN THIS SECTION IS APPLICABLE ONLY TO THE MONEY MARKET FUND. The valuation of the Money Market Fund's portfolio securities is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

      The Fund's Board has established, as a particular responsibility within the overall duty of care owed to the Fund's investors, procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board, at such intervals as it deems appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review are obtained from an independent pricing service (the "Service") approved by the Board. The Service values the Fund's investments based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

      The extent of any deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board. If such deviation exceeds 1/2 of 1%, the Board promptly will consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.


      VALUATION OF PORTFOLIO SECURITIES.  THE INFORMATION CONTAINED IN THIS
SECTION IS APPLICABLE ONLY TO THE LONGER TERM FUNDS. The investments of each Longer Term Fund are valued each business day by an independent pricing service (the "Service") approved by such Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other investments is determined by the Service based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the relevant Fund's Board. These procedures need not be used to determine the value of securities held by a Fund if, in the opinion of a committee appointed by the Fund's Board, some other method would more accurately reflect the fair value of such securities. As to each Fund, expenses and fees, including the management fees (reduced by the expense limitation, if any) and fees pursuant to the Service Plan or Shareholder Services Plan, as the case may be, are accrued daily and are taken into account for the purpose of determining the net asset value of such Fund's shares.


     NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                            PORTFOLIO TRANSACTIONS


      Portfolio securities ordinarily are purchased from and sold to parties acting as principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by any Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by any Fund to date.


      Transactions are allocated to various dealers by the portfolio managers of a Fund in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of shares of a Fund or other funds managed by the Manager or its affiliates.


      Research services furnished by brokers through which a Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising each Fund. Although it is not possible to place a dollar value on these services, it is the Manager's opinion that the receipt and study of such services should not reduce the overall expenses of its research department.


                      DIVIDENDS, DISTRIBUTIONS AND TAXES

      ALL FUNDS. Management believes that each Fund has qualified as a "regulated investment company" under the Code for the fiscal year ended May 31, 2002. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must pay out to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains), and must meet certain asset diversification and other requirements. If the Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

      Each Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day for the MONEY MARKET FUND and on the next business day for the LONGER TERM FUNDS. With respect to the LONGER TERM FUNDS, Fund shares begin earning income dividends on the day following the date of purchase.
Dividends usually are paid on the last business day (calendar day in the case of the MONEY MARKET FUND) of each month, and automatically are reinvested in additional shares at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption. For the Longer Term Funds, distributions from net realized securities gains, if any, generally are declared and paid once a year, but a Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

      If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


      If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's total assets consists of Federal tax exempt obligations, the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his or her shares.


      LONGER TERM FUNDS ONLY. Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. In addition, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

      Gain or loss, if any, realized by the Fund from certain financial futures and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized as described above.


      Offsetting positions held by the Fund involving certain futures or forward contracts or options transactions with respect to actively traded personal property may constitute "straddles." To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by a Fund may constitute "mixed straddles." The Fund may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.


      If a Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or
(2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.


      Investment by the Funds in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, such as zero coupon, pay-in-kind or step-up securities, could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payment. For example, a Fund could be required to take into account annually a portion of the discount (or deemed discount) at which the securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In that case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

      Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Company could subject you to a $50 penalty imposed by the Internal Revenue Service.


                           PERFORMANCE INFORMATION


      MONEY MARKET FUND. For the seven-day period ended May 31, 2002, the Fund's yield was 1.08% and its effective yield was 1.09%. The Fund's yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

      Based upon a combined 2002 Federal, New York State and New York City personal income tax rate of 45.05%, the Fund's tax equivalent yield for the seven-day period ended May 31, 2002 was 1.97%.

      LONGER TERM FUNDS. The INTERMEDIATE BOND FUND'S and BOND FUND'S yield for the 30-day period ended May 31, 2002 was 3.19% and 3.82%, respectively. The yield for the INTERMEDIATE BOND FUND reflects the waiver of a portion of the management fee and/or absorption of certain expenses by the Manager, without which the INTERMEDIATE BOND FUND'S 30-day yield for the period ended May 31, 2002 would have been 3.02%. Current yield for a LONGER TERM FUND is computed pursuant to a formula which operates as follows: the amount of a Fund's expenses accrued for a 30-day period is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by it during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends and distributions, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

      Based upon a combined 2002 Federal, New York State and New York City personal income tax rate of 45.05%, the INTERMEDIATE BOND FUND'S tax equivalent yield for the 30-day period ended May 31, 2002 was 5.81%, and the BOND FUND'S tax equivalent yield for such period was 6.95%. The tax equivalent yield for the INTERMEDIATE BOND FUND reflects the waiver of a portion of the management fee and/or absorption of certain expenses by the Manager, without which, the INTERMEDIATE BOND FUND'S tax equivalent yield for the 30-day period ended May 31, 2002 would have been 5.50%.

      The INTERMEDIATE BOND FUND'S average annual total return for the one-, five- and ten- year periods ended May 31, 2002 was 5.37%, 5.46% and 5.91%, respectively. The BOND FUND's average annual total return for the one, five and ten year periods ended May 31, 2002 was 5.64%, 5.69% and 5.96%, respectively. Had a portion of each Fund's management fee not been waived and/or certain expenses not been absorbed, the Fund's return would have been lower. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

      The INTERMEDIATE BOND FUND'S aggregate total return for the period June 12, 1987 (commencement of operations) to May 31, 2002 was 157.71%. The BOND FUND'S aggregate total return for the period July 26, 1983 (commencement of operations) to May 31, 2002 was 309.65%. Had a portion of each Fund's management fee not been waived and/or certain expenses not been absorbed, from time to time during such period, the Fund's return would have been lower. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.


      ALL FUNDS. Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt. The tax equivalent yields noted above represent the application of the highest Federal, New York State and New York City marginal personal income tax rates presently in effect.
For Federal income tax purposes, a 38.6% tax rate has been used. For New York State and New York City personal income tax purposes, tax rates of 6.85% and 3.65%, respectively, have been used. The tax equivalent figure, however, does not reflect the potential effect of local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yield. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

      Yields will fluctuate and are not necessarily representative of future results. You should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. Your principal in the Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which the MONEY MARKET FUND'S price per share is determined.

      From time to time, each Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not indicative of the Fund's past or future performance.


     Comparative  performance  information  may be  used  from  time  to time in advertising or marketing shares of the Funds, including data from Wiesenberger/Thomson Financial, Lipper, Inc., Lipper Leaders Ratings, Bank Rate Monitor(TM), iMoneyNet, Inc.'s Money Fund Report(TM), Moody's Bond Survey Bond Index, Lehman Brothers Municipal Bond Indexes, Morningstar, Inc. and other indices and industry publications. From time to time, advertising materials for a Fund also may refer to or discuss then-current or past economic conditions, developments and/or events, actual or proposed tax legislation, or to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute. From time to time, advertising material for a Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors. From time to time, advertising materials for the LONGER TERM Funds also may refer to Morningstar ratings and related analyses supporting such ratings.

      From time to time, the after-tax returns of the Fund may be advertised or otherwise reported. The formula for computing after-tax returns assumes an initial one-time investment of $1,000 and the deduction of the maximum sales load, if any, and other charges from this initial investment.
After-tax returns (including those reflecting Fund distributions and/or redemption of Fund shares) are calculated using the then-current highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. After-tax returns on distributions and redemptions are computed assuming a complete sale of Fund shares at the end of the period and reflect reinvested amounts. The formula assumes that the taxable amount and tax character of each distribution are as specified by the Fund on the dividend declaration date, adjusted to reflect subsequent recharacterizations, and ignores the effect of either the alternative minimum tax or phaseouts of certain tax credits, exemptions, and deductions for taxpayers whose adjusted gross income is above a specified amount.




                         INFORMATION ABOUT THE FUNDS

      Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Each Fund share is of one class and has equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

      Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority, in the case of the BOND FUND, or two-thirds, in the case of the MONEY MARKET FUND and INTERMEDIATE BOND FUND, of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

      The MONEY MARKET FUND and INTERMEDIATE BOND FUND are organized as unincorporated business trusts under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the MONEY MARKET FUND and INTERMEDIATE BOND FUNDS of which they are shareholders. However, each Fund's Agreement and Declaration of Trust ("Trust Agreement") disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instruments entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. Each of these Funds intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

      THE FOLLOWING INFORMATION APPLIES TO THE INTERMEDIATE BOND FUND AND BOND FUND ONLY. Each Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of the Fund during any calendar year or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. Each Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege or to any automatic investment or withdrawal privilege described herein.

      Each Fund sends annual and semi-annual financial statements to all its respective shareholders.


                       COUNSEL AND INDEPENDENT AUDITORS

      Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for each Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Prospectus.


      Ernst & Young LLP, 5 Times Square, New York, New York 10036, independent auditors, have been selected as independent auditors of each Fund.






                                  APPENDIX A

                 INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS

          RISK FACTORS--INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS

      The following information constitutes only a brief summary, does not purport to be a complete description, and is based primarily on information drawn from the Annual Information Statement of the State of New York (the "State") and any updates available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

RECENT EVENTS AND SPECIAL CONSIDERATIONS

      The ramifications of the World Trade Center ("WTC") terrorist attack in New York raise many complex issues related to State finances. The State expects substantial Federal aid to be available to pay for most of the costs of disaster assistance and reconstruction. On September 15, 2001, the United States Congress enacted an emergency supplemental appropriation of $40 billion for disaster assistance and counter-terrorism measures, with not less than $20 billion allocated to disaster relief and recovery initiatives in New York, Virginia, and Pennsylvania. To expedite the flow of Federal aid and other assistance, the State Legislature enacted $5.5 billion in appropriations on September 13, 2001. It also authorized $2.5 billion in additional bonding authority to fund New York City costs related to or arising from the terrorist attack.

      At the request of the Governor, the President has waived any matching requirement for the State and New York City (which is typically 25% of eligible costs), so that the Federal government will provide 100% reimbursement for the cost of rescue, recovery, debris removal and public infrastructure repair and reconstruction. To date, Congress has appropriated $10.4 billion for these purposes. This Federal "pass-through" disaster aid is projected by the Division of the Budget ("DOB") to total $1.53 billion in the current State fiscal year and $3.74 billion in fiscal year 2002-03 as recovery and rebuilding efforts reach full capacity. The majority of the Federal disaster aid is expected to flow from the Federal Emergency Management Agency through the State Emergency Management Office to New York City and surrounding localities affected by the disaster. This "flow-through" spending is not counted in the All Governmental Funds estimates and is expected to have a positive economic impact on the State and New York City.

      On an All Governmental Funds basis, the State Financial Plan includes spending for WTC costs of $214 million in the 2001-02 fiscal year and $329 million in the 2002-03 fiscal year. Unlike the pass-through aid, these disbursements finance State government activities. Most of this spending is supported by Federal funds ($180 million in the 2001-02 fiscal year and $292 million in the 2002-03 fiscal year). Over the next two years, Federal money is expected to finance, among other things, payments to the victims of the attack ($203 million), State Police and the Division of Military and Naval Affairs staffing costs directly related to the disaster ($98 million), expanded counseling and trauma services ($59 million), and infrastructure repairs ($40 million).

      Spending from State funds for WTC costs is projected to total $71 million over the next two years, with $57 million of this amount expected to be financed by the General Fund and $14 million from State special revenue funds. The General Fund is primarily providing support for tourism and marketing activities to attract visitors to New York City and bridge loans to small businesses. State special revenue funds will primarily support expanded case processing costs for insurance and workers' compensation.

      The WTC terrorist attack may have materially adverse consequences for the State, but at this time it is not possible to provide a definitive assessment. A preliminary assessment suggests that the loss of tax and other receipts will be in the range of $1 billion to $3 billion in the 2001-02 fiscal year and in the range of $2 billion to $6 billion in the 2002-03 fiscal year. It is expected that a number of economic sectors that generate State tax revenues will be disrupted temporarily, including finance, insurance, real estate and tourism. In the long term, the most significant risk is the possible loss of financial sector firms and related businesses to other states. The financial sector is an important economic activity in the State and a substantial reduction in its operations would likely have an adverse impact on State tax revenues.

      Aside from the recent terrorist attacks in New York City, many complex political, social and economic forces influence the State's economy and finances, which in turn may affect the State's 2001-02 Financial Plan (defined below). These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The 2001-2002 Financial Plan also is necessarily based upon forecasts of national and State economic activity. Economic forecasts frequently have failed to predict accurately the timing and magnitude of changes in the national and State economies. The recent terrorist attacks in New York City magnify the uncertainties inherent in the State's forecasts and substantially increase the likelihood that current projections will differ materially and adversely from projections.

      In every year, many uncertainties exist in the forecast of the national and State economies. Given the recent terrorist attacks, the nation's war-time preparations, and the volatility in financial markets, such uncertainties are significantly more pronounced at this time. The securities industry is more important to the State economy than to the national economy as a whole, potentially amplifying the impact of a downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the current forecast.

ECONOMIC AND DEMOGRAPHIC TRENDS

      U.S. ECONOMY.  The nation's longest economic expansion ended in March
      ------------
2001. Real U.S. Gross Domestic Product ("GDP") declined by 1.3% during the third quarter of 2001, following 0.3% growth during the second quarter. DOB expects the recession to stretch into calendar year 2002, with a slow but sustained recovery beginning in the middle of the year.

      The events of September 11, 2001 have exacerbated the national economic slowdown. Since the attack, the airline industry has lost substantial revenues, non-auto retail sales have plunged and remained weak, and tourist activity remains significantly below the pre-September 11, 2001 levels. However, Federal Reserve rate cuts and government spending increases associated with the September 11, 2001 attacks, combined with the already enacted tax cuts, are expected to provide a monetary and fiscal stimulus to the economy in 2002. DOB estimates that the U.S. economy, as measured by real U.S. GDP, will grow 1.0% for 2001, followed by a projected growth of 0.4% for 2002.

      Private sector profits have declined significantly during 2001, resulting in several rounds of employee layoffs. DOB projects that total employment will decline 0.6% in 2002, following an increase of 0.3% in 2001. The unemployment rate is expected to rise from 4.8% for 2001 to 6.6% for 2002. U.S. personal income is projected to grow 2.8% in 2002, following an estimated growth of 5.0% 2001.

      There are significant risks to the current forecast. If either monetary or fiscal policy is less effective than expected, the recession could be both longer and deeper than predicted. Weaker corporate profits may result in more employee layoffs and less capital investment than anticipated. Similarly, if the stock market fails to perform as expected in calendar 2002, the resulting additional loss of household wealth, coupled with employee layoffs, could further reduce wage, personal income, and consumption growth. World economic growth could be substantially worse than expected.

      However, if monetary and fiscal policies are more effective than projected, or if the stock market rebounds earlier than expected, economic growth could rise above the 0.4% forecast for 2002. Finally, the current outlook is predicated upon the assumption that no additional major disruption will occur within the forecasting period. However, with the nation at war abroad and on high alert domestically, the risk of an adverse shock to the U.S. economy is extremely high.

      NEW YORK ECONOMY. DOB estimates that tens of thousands of jobs have been lost or displaced from New York, at least temporarily, due to the WTC terrorist attacks. The sector hardest hit by the disaster was the finance industry, which is estimated to have lost more than 30,000 jobs, many of which have been either laid off or relocated out-of-state. Other industries estimated to have experienced severe losses are business and media services, hotel and motel services, retail trade, arts and entertainment services, and transportation. In contrast, as part of the reconstruction process, the construction sector is expected to experience a net gain in employment. On an annual average basis, State employment is expected to have grown a modest 0.1% for 2001 and to decline 1.2% for 2002.

      DOB estimates that the WTC terrorist attacks will also have a significantly negative impact on securities industry profits. The fall in profit growth is expected to result in a severe decline in finance and insurance industry cash bonuses. This decline will likely be exacerbated by firms weighting their bonus payouts more heavily than usual in favor of stock options as well as by the transfer of dislocated workers out-of-state. Lower growth in both employment and bonus income is expected to have resulted in personal income growth of 2.6% for 2001, followed by growth of 1.1% for 2002.

      The most significant risks to the New York economic forecast pertain to the pace of layoffs related to the WTC terrorist attacks and the impact of both the disaster itself and deteriorating economic conditions on wages. The possibility of yet another terrorist attack on New York City area poses a substantial negative risk to the DOB forecast. Fewer layoffs, stronger financial markets, and higher bonuses than projected would result in a stronger State economy than reflected in the current forecast. Similarly, greater job losses, weaker financial markets, and smaller bonuses payments than expected would result in a weaker State economy.

      Continuing recovery, cleanup and repair efforts following the WTC terrorist attack will result in substantial expenditures for New York City. Costs for response and remediation are now expected to be substantially below previous estimates. New York City also expects to receive Federal funds for the costs of economic revitalization and other needs, not directly payable through the New York City budget, related to the WTC terrorist attack.

      Prior to September 11, 2001 the national and local economies had been weakening, reflecting lower business investment, increased unemployment and, recently, a decline in consumer confidence. It is expected that the destruction of the WTC will have a substantial impact on New York City and its economy. Reduced economic activity is expected to lower corporate profits, increase job losses and reduce consumer spending, which would result in reduced personal income and sales tax receipts and other business tax revenues for New York City and could negatively affect real property values. The WTC terrorist attack increased the risk of a delay in recovery. It is not possible to quantify at present with any certainty the short-term or long-term adverse impact of the WTC terrorist attack on New York City and its economy, any offsetting economic benefits which may result from recovery and rebuilding activities and the amount of additional resources from Federal, State, City and other sources which will be required.

      In June 2001, New York City issued a Four-Year Financial Plan that projected a balanced budget for fiscal year 2002 and budget gaps of $2.8 billion in fiscal year 2003, $2.6 billion in fiscal year 2004, and $2.2 billion in fiscal year 2005. On December 4, 2001, New York City issued a modification to its Financial Plan that reflected a reduction in projected revenues of $1.1 billion in fiscal year 2002, $1.6 billion in fiscal year 2003, $1.4 billion in fiscal year 2004, and $1.5 billion in fiscal year 2005, due primarily to the impact on New York City tax revenues of the WTC terrorist attack and a slow-down in economic activity. To offset the impact of these and other adverse developments, New York City intends to take extraordinary actions to ensure a balanced budget in fiscal year 2002 and to narrow the budget gaps projected for fiscal years 2003 through 2005. On December 31, 2001, New York City revised its Financial Plan to reflect a slight improvement in its tax revenue forecast and the expiration of a cut in the personal income tax surcharge, which together increase tax revenue forecasts by $322 million in fiscal year 2002 and by more than $370 million annually thereafter. The Financial Plan includes a Budget Stabilization Account of $697 million in fiscal year 2002, which has been used to narrow the fiscal year 2003 budget gap and remaining budget gaps of $2.9 billion in fiscal year 2003, $3.6 billion in fiscal 2004, and $3.5 billion in fiscal year 2005. These estimates, however, do not make provision for wage increases for teachers, police officers or firefighters beyond those negotiated with the unions representing other civilian and uniformed employees nor does it include resources to fund wage increases for any employees beyond the current round of collective bargaining.

METROPOLITAN TRANSPORTATION AUTHORITY

      The MTA reported that certain portions of its regional transportation operations were affected by the WTC terrorist attack. The MTA noted that the most significant infrastructure damage involved the subway tunnel running beneath the WTC on the #1 and #9 subway lines that will need to be completely rebuilt, along with the related stations and infrastructure, and damage to the N/R Line Cortland Street Station. All estimates of the adverse impact on the MTA and the regional economy are of necessity preliminary and are subject to adjustment as more information becomes available. The MTA currently estimates property damage to the transit system at $855 million. The MTA currently expects that insurance proceeds and Federal disaster assistance will cover substantially all of the property and business interruption losses related to this event. While the loss of revenues associated with the WTC disaster may be significant, the MTA does not expect that it will materially affect its obligations to bondholders and others.

      OTHER LOCALITIES. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2001-02 fiscal year or thereafter.

      To help resolve persistent fiscal difficulties in Nassau County, the State enacted legislation creating the Nassau County Interim Finance Authority. The Authority has issued $436 million in bonds and $690 million in bond anticipation notes. The Authority may also impose financial plan requirements on Nassau County. The State has paid $25 million in transitional assistance to the County in each of State fiscal years 2000-01 and 2001-02, and the Governor has proposed providing up to $50 million in State assistance over the next two State fiscal years. Allocation of any such assistance is contingent upon the Authority's approval of Nassau County's financial plan.

2001-02 STATE FINANCIAL PLAN

      The State's fiscal year begins on April 1st and ends on March 31st. On March 29, 2001, the State Legislature adopted certain appropriations for the 2001-02 fiscal year. Following enactment of all reappropriations the Governor had originally proposed, as well as reappropriations for certain legislative initiatives, on September 13, 2001, the State prepared a Financial Plan for the 2001-02 fiscal year (the "2001-02 Financial Plan") that set forth projected receipts and disbursements based on the actions taken by the Legislature. On January 22, 2002, the State revised the cash-basis 2001-02 Financial Plan (the "January Plan") with the release of the 2002-03 Executive Budget.

      Four governmental fund types comprise the State Financial Plan: the General Fund, Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board.

      Actual results could differ materially and adversely from projections. In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against such risks, the State is maintaining a total of $2.6 billion in General Fund reserves (excluding balances in the Community Projects Fund and Universal Pre-K Fund).

      GENERAL FUND. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2001-02 fiscal year, the General Fund is expected to account for approximately 46% of All Governmental Funds disbursements and 67% of State Funds disbursements.

PROJECTED GENERAL FUND RECEIPTS

      General Fund receipts in 2001-02, including transfers from other funds, are projected to be $43.61 billion ($42.43 billion as of the January Plan), an increase of $3.73 billion from 2000-01. This total includes $40.01 billion in tax receipts, $1.50 billion in miscellaneous receipts, and $2.10 billion in transfers from other funds. The transfer of $3.4 billion in resources through the tax refund reserve account from 2000-01 to the 2001-02 fiscal period has the effect of exaggerating the growth in State receipts from year to year by depressing 2000-01 figures and inflating 2001-02 projections.

      The personal income tax is imposed on individuals, estates and trusts and is based, with certain modifications, on Federal definitions of income and deductions. Net General Fund personal income tax collections are projected to reach $28.18 billion in 2001-02 ($26.98 billion as of the January Plan), well over half of all General Fund receipts and $4.62 billion above 2000-01 results. However, after excluding the impact of the tax refund reserve transaction and the diversion of certain income tax receipts to the School Tax Relief ("STAR") fund, the underlying growth in projected receipts is approximately $440 million, or 1.7%.

      User taxes and fees are comprised of three-quarters of the State's sales and use tax, cigarette, tobacco, alcoholic beverage, and auto rental taxes, and receipts from motor vehicles fees and alcoholic beverage license fees. Dedicated transportation funds outside the General Fund receive all the revenues of motor fuel tax and motor vehicle registration fees, and all highway use taxes and fees. Receipts from user taxes and fees are projected to total $7.10 billion in fiscal year 2001-2002 ($7.08 billion as of the date of the January Plan), a decrease of $310 million from 2000-01.

      Business taxes include franchise taxes based generally on net income of business, banking and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes. Total business tax collections in 2001-02 are projected to total $3.98 billion ($3.83 billion as of the January Plan), $349 million below results for the prior fiscal year. The year-to-year decline is attributable to the ongoing phase-in of tax reductions, the largest of which is the corporation franchise tax cut, which is entering its third year. Other tax reductions that affect receipts in this category include: reduction in the bank and insurance franchise tax rates, a reduction on the cap on tax liability for non-life insurers, the expansion of tax credits for economically-distressed areas, the reduction of the gross receipts tax and the continuation of the "Power for Jobs" program.

      Other taxes include the estate and gift tax, the real property gains tax and pari-mutuel taxes. Taxes in this category are projected to total $757 million for fiscal year 2001-2002 ($780 million as of the January Plan), $38 million below last year's amount. The primary factors accounting for this decline include tax reductions in pari-mutuel taxes, real property gains taxes, and estate and gift taxes enacted in prior fiscal years.

      Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor Federal grants, receipts from public authorities, and certain license and fee revenues. Miscellaneous receipts are expected to total $1.50 billion in 2001-2002 ($1.61 billion as of the January Plan), down $54 million from the prior year.

      Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, including the 1% sales tax used to support payments to the Local Government Assistance Corporation ("LGAC"). Transfers from other funds are expected to total $2.10 billion ($2.15 billion as of the January Plan), or $139 million less than total receipts from this category during 2000-01. Sales tax revenues in excess of LGAC requirements are expected to decrease by approximately $19 million, while transfers from all other funds are expected to decrease by $120 million.

PROJECTED GENERAL FUND DISBURSEMENTS

      General Fund disbursements, including transfers to other funds, are projected to total $42.0 billion in fiscal year 2001-02 ($41.46 billion as of the January Plan), an increase of $2.30 billion over 2000-01. The entire net increase in disbursements reflects the cost of labor agreements ratified by State employee unions and approved by the State Legislature.

      Spending for education programs accounts for $1.39 billion of the $2.3 billion projected annual increase in spending. On a State fiscal year basis, school aid will grow by $979 million (8.5%) over 2000-01. Spending on special education and higher education programs is projected to grow by $410 million in fiscal year 2001-02, primarily for handicapped programs ($247 million) and the State University of New York ("SUNY") ($159 million). Outside of education, the largest increase in spending is for Medicaid ($398 million increase).

      Grants to local governments is the largest category of General Fund disbursements and includes financial aid to local governments and non-profit organizations, as well as entitlement payments for individuals. The largest areas of spending in this category are for aid to public schools (44%) and for the State's share of Medicaid payments to providers (22%).

      General Fund spending on school aid is projected at $12.50 billion in fiscal year 2001-02, an increase of $979 million (8.5%) from the prior year. Medicaid spending in 2001-02 is estimated at $6.12 billion, an increase of $398 million (7.0%) from the prior year. Welfare spending is projected at $1.05 billion, a decrease of $263 million from the prior year.

      State operations pays for the costs of operating the Executive, Legislative, and Judicial branches of government. State operations spending is projected at $7.81 billion in fiscal year 2001-02, an increase of $204 million over the prior year. The increase in spending for State operations is primarily attributable to the annualized costs of labor agreements and related costs of State employee unions. The State's overall workforce is projected at 191,100 persons by the end of 2002-03, down about 5,000 from November 2001 (primarily from attrition).

      General State charges ("GSCs") account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislature, and Judiciary. These payments, many of which are mandated by statute and collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation, and unemployment insurance. GSCs also cover State payments-in-lieu-of-taxes to local governments for certain State-owned lands and the costs of defending lawsuits against the State and its public officers. Disbursements in this category are estimated at $2.66 billion in fiscal year 2001-02, an increase of $92 million from the prior year. This growth results from higher health insurance rates in calendar year 2001, primarily to cover the increasing cost of providing health insurance benefits for State employees, as well as higher costs for pensions and related benefits.

      Debt service covers short-term State obligations, and formerly included interest costs on the State's commercial paper program. To reduce costs, the State continues to diversify its debt portfolio to include a prudent level of short-term debt obligations. Since borrowing costs for the commercial paper program and variable rate bonds are comparable and both are effective short-term debt instruments, the use of the commercial paper program was eliminated during fiscal year 2000-01 and replaced with the issuance of additional variable rate general obligation debt. As a result, the State satisfied its remaining commercial paper debt service obligations in fiscal year 2000-01.

      Transfers to other funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources. Long-term debt service transfers are projected at $2.29 billion in fiscal year 2001-02, an increase of $74 million from 2000-01. The increase reflects debt service costs from new capital spending, primarily for education and corrections purposes. In addition, the Legislature's inaction on the proposed revenue bond initiative results in increased debt service costs of about $21 million.

      Transfers for capital projects provide General Fund support for projects that are not financed by bond proceeds, dedicated taxes, other revenues, or Federal grants. Transfers for capital projects of $316 million in 2001-02 are projected to increase $31 million from the prior year, reflecting continued cash support of the bonded programs converted to cash in the prior years and the Governor's recommended General Fund support for the proposed superfund.

      All other transfers, which reflect the remaining transfers from the General Fund to other funds, are estimated to total $468 million in 2001-02, an increase of $106 million from the prior year.

GENERAL FUND CLOSING BALANCE

      The 2001-02 Financial Plan projects a closing balance of $2.71 billion in the General Fund ($2.08 billion as of the January Plan). As of the January Plan, this amount is comprised of $1.13 billion in a new reserve for economic uncertainties (all of which will be used to help balance the 2002-03 Financial Plan), $710 million in the Tax Stabilization Reserve Fund, $142 million in the Community Projects Fund (which pays for Legislative and gubernatorial initiatives), $81 million in the Contingency Reserve Fund, and $11 million in the Universal Pre-K Fund. To the extent that reserves are utilized to offset the impact of costs associated with the WTC disaster, the projected General Fund closing balance would decrease and such reserves would be unavailable in future fiscal years.

OTHER GOVERNMENTAL FUNDS

      All Governmental Funds spending is estimated at $84.05 billion in fiscal year 2001-02, an increase of $4.30 billion over 2000-01.

      Special Revenue Funds disbursements are projected at $36.29 billion in fiscal year 2001-02, an increase of $1.93 billion over 2000-01. Federal grants comprise 68% of all Special Revenue spending in fiscal year 2001-02, comparable to prior years. Disbursements from Capital Projects Funds are projected at $4.92 billion, an increase of $458 million (10.3%) over the prior year, primarily attributable to new capital projects in transportation, housing and economic development.

      Spending from Debt Services Funds are estimated at $3.92 billion in fiscal year 2001-02, a decrease of $175 million, or 4.3%, from 2000-01. This results from the use of $421 million of Debt Reduction Reserve Fund ("DRRF") monies in 2000-01 to defease high cost debt. The remaining increases are for a variety of purposes, including transportation, education, mental health, corrections, and general obligation financings.

2002-03 STATE FINANCIAL PLAN

      The Executive Budget contains financial projections for the State's 2001-02 through 2004-05 fiscal years, a detailed economic forecast for calendar years 2001 and 2002, and a proposed Capital Program and Financing Plan for the 2002-03 through 2006-07 fiscal years. There can be no assurance that the Legislature will enact into law the Governor's Executive Budget or that the State's adopted budget projections will not differ materially and adversely from these projections.

PROJECTED GENERAL FUND RECEIPTS

      The 2002-03 Financial Plan projects General Fund receipts, including transfers from other funds, of $38.85 billion, a decrease of $3.58 billion from 2001-02. General Fund tax receipts are expected to increase by less than 1%. The combined effects of the WTC attacks and the national economic slowdown are the main reasons for the expected slow growth in tax receipts.

      Personal income tax collections for 2002-03 are projected to total $23.29 billion, a decrease of $3.69 billion (14%) over 2001-02. This change is due largely to the impact of the refund reserve and STAR actions on income receipts. In addition, the decline is due to a decrease in income tax liability attributable to a weakening economy following the WTC terrorist attacks. The 2002-03 Financial Plan projects that tax liability will decrease annually by 5.4% in 2001 and 0.9% in 2002. Declines in State employment, wages, Wall Street bonuses, and non-wage income levels contribute to an adjusted gross income decline for 2001 and a minimal increase for 2002.

      User tax and fee receipts in 2002-03 are projected at $7.07 billion, a decrease of $13 million from 2001-02. The decrease is caused in part by the incremental impact of approximately $70 million in already-enacted tax reductions. Adjusted for these changes, the underlying growth of user tax and fee receipts is projected at 3.7%.

      Business taxes are projected at $3.78 billion in 2002-03, a decrease of $54 million from 2001-02. Within this category, corporation and utility tax receipts in 2002-03 are projected to total $995 million, an increase of $8 million from fiscal year 2001-02. Corporate franchise receipts are projected to increase by $6 million to $1.76 billion in fiscal year 2002-03, resulting from improved corporate profitability, offset by the impact of enacted and proposed tax reductions. In fiscal year 2002-03, bank tax receipts are projected to be $503 million, $46 million above estimates for fiscal year 2001-02, reflecting a modest rebound in bank earnings. Net collections from insurance taxes are projected at $516 million, a decline of $114 million from fiscal year 2001-02, largely due to losses attributable to the WTC terrorist attacks.

      Miscellaneous receipts for fiscal year 2002-03 are projected to be $1.61 billion, essentially unchanged from fiscal year 2001-02. The estimate projects a large reduction in investment income that is more than offset by several one-time receipts, including $150 million from the State of New York Mortgage Agency, $50 million from the New York State Housing Finance Agency, and $16 million from the Port Authority of New York and New Jersey.

      Transfers from other funds are projected to total $2.33 billion in fiscal year 2002-03, an increase of $172 million from fiscal year 2001-02. Transfers of sales tax receipts in excess of debt service requirements for the Local Government Assistant Corporation are projected to increase by $42 million, and all other transfers by $130 million, primarily from the Clean Water/Clean Air Fund.

PROJECTED GENERAL FUND DISBURSEMENTS

      In addition, available General Fund balances of $1.37 billion are expected to be used in the 2002-03 fiscal year, bringing the total projected resources to $40.22 billion in 2002-03. General Fund disbursements, including transfers to other funds, are recommended to decline by 3.0% to $40.22 billion, a decrease of $1.23 billion over 2001-02. State Funds spending (the portion of the budget supported exclusively by State taxes, fees, and revenues) is projected to total $58.63 billion, an increase of $929 million or 1.6%. Spending from All Governmental Funds is expected to grow by 4.7%, increasing by $4.0 billion to $88.6 billion. The spending is consistent with fiscal year 2001-02 funding levels for most ongoing programmatic activities. The decline results primarily from transfers of General Fund spending to alternate financing sources.

      The proposed 2002-03 through 2006-07 Capital Program and Financing Plan (the "Plan") was released with the Executive Budget. The proposed Plan projects spending for capital projects to total of $5.05 billion in 2002-03, an increase of $501 million from the current year. The largest areas of growth are for transportation ($110 million), environmental protection
($100 million), housing and economic development ($95 million), and education ($84 million). Consistent with prior years, transportation accounts for the greatest share of total capital spending (57%), followed by environmental protection (15%). Spending will be financed from several sources, including State and Federal pay-as-you-go spending (58%), authority debt (37%), and general obligation bonds (5%). These shares remain generally consistent over the five-year plan.

      The largest areas of spending in local assistance are for aid to public schools (46%) and for the State's share of Medicaid payments to medical providers (23%). Spending for mental hygiene (6%), higher education (5%), children and families services (4%), and welfare assistance (2%) represent the next largest areas of local aid.

      General Fund spending for school aid is projected at $12.13 billion in 2002-03 (on a State fiscal year basis), essentially unchanged from 2001-02. Funding for most major aid components will be maintained at current year levels; increases provided for certain expense-based aids (e.g., transportation aid and various pupil-based aids) are offset by reductions in other programs.

      Medicaid spending is estimated at $6.16 billion in 2002-03, an increase of $22 million (0.4%) from 2001-02. Underlying spending growth is projected at 7.2%, but is moderated by proposed revenue actions in other funds that are expected to lower General Fund costs, including implementation of a nursing home assessment of $289 million, increased Federal aid of $74 million, and the financing by alternative sources of programs previously funded through the General Fund of $149 million.

      Spending on welfare is projected at $540 million, a decrease of $429 million (44.3%) from 2001-02. This decrease is largely attributable to the additional use of Federal funds ($479 million), which more than offsets a $34 million increase associated with projected welfare caseloads. The projected welfare caseload of 687,500 represents an increase of approximately 13,000 recipients from fiscal year 2001-02.

      Local assistance spending for health programs is projected at $477 million, a decrease of $204 million (30%) from 2001-02. Higher costs for a projected increase in participation in the Early Intervention program and other programmatic growth is more than offset by utilizing dedicated funding sources of $323 million for various health programs.

      Higher Education Service Corporation ("HESC") spending is projected at $198 million, a decrease of $497 million (71.5%) from 2001-02. This decrease primarily reflects the use of Federal funds to financing spending on HESC programs ($345 million), and savings achieved through restructuring of the Tuition Assistance Program ("TAP") ($182 million). Partially offsetting these decreases is projected growth in the number of TAP recipients and increasing award levels ($12 million).

      Spending for all other local assistance programs is expected to total $7.13 billion in 2002-03, a net decrease of $296 million (4%) from the current year. This decrease includes program restructuring and the use of Federal funds to finance various programs within the Education Department ($133 million), program reductions and revenue maximization actions in mental hygiene programs ($36 million), spending reductions in the Office of Science, Technology and Academic Research ($35 million), restructuring and proposed efficiencies in public protection programs ($19 million), and other savings initiatives proposed across all agencies and local assistance programs.

      State operations spending in fiscal year 2002-03 is projected at $7.9 billion, an increase of $43 million from 2001-02. State Operations spending includes $366 million for the annualized costs of existing labor agreements (and related costs) with State employee unions, as well as increasing costs for counter-terrorism and emergency preparedness following the WTC terrorist attacks. The State's homeland security response costs in 2002-03 reflect continued use of National Guard troops to guard critical public infrastructure and facilities; State Police costs for troopers and investigators; Environmental Conservation costs for toxic assessments, explosives and hazardous materials monitoring; and water infrastructure security. These costs are partially offset by proposed spending restraint and revenue maximization efforts totaling $323 million. The imposition of a hiring freeze, offering a retirement incentive to State employees, and various actions to restrain spending in all agencies are anticipated to save $124 million.

      Total spending for GSCs is projected at $2.89 billion in fiscal year 2002-03, an increase of $227 million from fiscal year 2001-02. The projected growth is primarily attributable to rising health insurance costs and pensions contributions resulting from a lower than expected earnings rate for the New York State and Local Retirement System.

      Transfers to other funds in 2002-03 are projected at $2.82 billion, a $91 million decrease over 2001-02. State-supported debt issuances are projected to increase from about $2.7 billion in the current year to about $3.8 billion in 2002-03. The increase is primarily attributable to the issuance of $415 million in Metropolitan Transportation Authority ("MTA") service contract bonds which reflect the MTA's Capital Program and its plans to restructure its debt; the issuance of $244 million in bonds to finance equipment acquisitions for which no such authorization was provided in the current year; and increases in bond issuances for transportation
($207 million), mental hygiene ($56 million) and economic development
($64 million).

      DOB projects that a total of $562 million in non-recurring actions are used in the 2002-03 Financial Plan. These actions include transferring available balances from the State of New York Mortgage Agency ($150 million), the New York State Housing Finance Agency ($50 million), the Port Authority of New York and New Jersey ($16 million), the Environmental Protection Fund ($100 million) and various health and Medicaid Special Revenue Funds ($114 million). Recoveries of school aid and welfare recipient overpayments ($39 million), change in collection procedures ($38 million), and various routine fund transfers ($55 million) account for the remainder of the non-recurring resources.

2002-03 GENERAL FUND CLOSING BALANCE

      The State projects a closing balance of $710 million at the end of the 2002-03 fiscal year, a decline of $1.37 billion from 2001-02. The balance of $710 million represents the monies on deposit in the Tax Stabilization Reserve Fund ("TSRF"), which is available to guard against unforeseen shortfalls during the fiscal year. The Executive Budget includes legislation to gradually increase the maximum size of the TSRF from 2% to 5% of the General Fund spending, and to increase maximum annual deposits from 0.2% to 0.5% of spending.

SPECIAL REVENUE FUNDS

      Spending from Special Revenue Funds is projected to total $42.46 billion in 2002-03, accounting for 48% of All Governmental Funds disbursements. Of this amount, $14.07 billion in spending is from funds supported by State revenues and $28.39 billion from funds supported by Federal grants, primarily for social welfare programs. Disbursements from State Special Revenue Funds are projected at $14.07 billion, an increase of $2.19 billion or 18.5% from 2001-02. The major programs financed from these funds are described below.

      The State finances a significant share of Medicaid spending outside of the General Fund through special revenue funds. In total, the State expects to disburse $2.06 billion from these funds, an increase of $852 million over 2001-02 projections.

      STAR program is financed by personal income tax receipts deposited to the School Tax Relief Fund. Spending for STAR is estimated at $2.63 billion 2002-03, an increase of $120 million from 2001-02. STAR will provide $2.09 billion in local property tax relief for eligible homeowners statewide.

      The Lottery Fund supports education aid from the net proceeds of lottery activity. The 2002-03 Financial Plan projects the receipt of $2.09 billion in lottery proceeds. After payment of administrative expenses, the State projects disbursements of $1.91 billion from the Lottery Fund for education purposes in 2002-03, an increase of $349 million from 2001-02.

      SUNY receives revenues from tuition, third-party payers, room rents, and user fees into several State special revenue funds ("SRFs"). SUNY revenues support the costs of operating hospitals, dormitories, and regular campus services. Spending from State SRFs for SUNY is projected to total $2.22 billion in 2002-03, an increase of $73 million from the current year.

      The State funds a portion of mass transit activities through Mass Transportation Operating Assistance Fund and the Dedicated Mass Transportation Trust Fund. These funds receive taxes earmarked for mass transportation programs throughout the State. Total disbursements from these two funds in 2002-03 are projected at $1.72 billion, $172 million more than in 2001-02.

      Total disbursements for programs supported by Federal grants account for approximately three-quarters of all special revenue spending. Federal special revenue funds disbursements are estimated at $28.39 billion in 2002-03, an increase of $2.97 billion or 11.7% from 2001-02. The projections for both fiscal years exclude the flow-through of Federal aid to localities for WTC costs. The higher spending is primarily due to increased spending for Medicaid ($1.23 billion), welfare ($480 million) and college tuition assistance ($345 million) programs.

      The single largest program in Federal funds is Medicaid, which comprises 54% of Federal special revenue fund spending. The 2002-03 Financial Plan projects $15.43 billion in total Federal Medicaid payments, an increase of $1.23 billion from fiscal year 2001-02.

      Education spending is projected at $2.08 billion in fiscal year 2002-03, an increase of $186 million from fiscal year 2001-02. Increased Federal funding for elementary and secondary education programs supports this growth in spending, as well as the disbursement of Federal school construction grants originally awarded in 2001-02.

      Federal support for the Child Health Plus program facilitates access to comprehensive health care coverage for every eligible child in New York through age 18. The Federal share of spending is projected at $619 million in fiscal year 2002-03, an increase of $200 million from fiscal year 2001-02.

CAPITAL PROJECTS FUNDS

      Spending from Capital Projects Funds in 2002-03 is projected at $5.06 billion, an increase of $501 million from last fiscal year. The increase is attributed to new capital projects, primarily for transportation, economic development, the environment and education, and planned increases for school construction and economic development programs. In addition, Federal funding in fiscal year 2002-03 will support Department of Transportation spending for the reconstruction of Route 9A on the west side of lower Manhattan which was damaged as a result of the WTC terrorist attacks.

DEBT SERVICE FUNDS

      Estimated debt service disbursements from the debt service funds type are projected at $4.19 billion for 2001-02 and $3.67 billion for fiscal year 2002-03. The $520 million reduction is primarily due to the use of $500 million in fiscal year 2001-02 for debt service (which technically is shown as an increase in debt service spending in that year), debt service savings in fiscal year 2002-03 from the prior years' use of DRRF, and the impact of proposed legislation that will enhance the State's ability to reduce borrowing costs.

      The General Debt Service Fund pays debt service on general obligation bonds, as well as payments for lease-purchase and contractual obligation bonds. Transfers from the General Fund are the primary source of funds for these payments and are only made in the amount necessary to meet required disbursements.

      The Local Government Assistance Tax Fund is projected to receive $2.09 billion in fiscal year 2002-03 from the dedicated one cent statewide sales tax. Debt service and associated costs on the completed $4.7 billion Local Government Assistance Corporation Program are projected at $311 million in fiscal year 2002-03.

      Disbursements from Debt Service Funds are estimated at $3.93 billion in 2001-02, a decrease of $200 million from 2000-01. Debt Service Funds projections for 2001-02 reflect the use of approximately $421 million in DRRF deposits to defease high cost State debt. Overall, the use of $750 million in DRRF deposits is projected to lower long-term debt service costs by approximately $1.2 billion time. In addition, Debt Service Funds projections reflect a proposed new revenue debt structure.

OUTYEAR PROJECTIONS OF RECEIPTS AND DISBURSEMENTS

      DOB projects that the State will have 2003-04 and 2004-05 budget gaps of approximately $2.8 billion and $3.3 million, respectively, assuming the Legislature enacts the 2002-03 Executive Budget in its entirety. The projections do not include unspecified spending "efficiencies." The outyear forecast is subject to greater volatility than in previous years due to the economic uncertainties surrounding the WTC terrorist attacks and the national recession. If the projected budget gap for 2003-04 is closed with recurring actions, the 2004-05 budget gap would be reduced to $447 million. In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1.0 billion (1998-99 through 2000-01). DOB projects that the 2002-03 Executive Budget closes a budget gap of $5.7 billion.

OUTYEAR RECEIPTS

      General Fund receipts are projected to increase to an estimated $39.75 billion in 2003-04. This increase reflects a forecast that both the national and State economies will have recovered from recession and will be growing at historically average rates in 2003 and 2004.

      Personal income tax receipts are projected to increase to $24.38 billion in 2003-04. The increase from 2002-03 largely reflects an increase in the growth in underlying liability. It should be noted that the estimated weak growth in income tax receipts in 2001-02 and 2002-03 are expected to be heavily influenced by the WTC terrorist attacks. Personal income tax receipts for 2004-05 are projected to increase to $26.04 billion. The modest increase results from a return to increases in liability consistent with underlying adjusted gross income growth of 5.8%.

      Wages are estimated to continue to grow over the 2003-04 and 2004-05 fiscal periods reflecting renewed employment growth after an expected decline in 2002. Wage growth in the 2003-04 and 2004-05 fiscal periods are expected to improve over the small wage gains of 2001 and anticipated wage loss of 2002, as bonus growth (an important component of wages) is expected to return to moderate growth after the decreases of 2001 and 2002.

      There is significant uncertainty associated with the forecast of the outyear income components. In many cases, a reasonable degree of uncertainty surrounds the predicted income components, which could result in a significant reduction in receipts. As a result, the projections for 2003-04 and 2004-05 are relatively conservative given such uncertainty.

      Receipts from user taxes and fees are estimated to total $7.25 billion in 2003-04, an increase of $185 million from 2002-03. This increase is due almost exclusively to growth in the sales tax. User taxes and fees receipts are expected to grow to $7.59 billion in 2004-05. The economy is expected to have recovered from the recession and be growing at trend rates over this period, resulting in sales tax growth more in line with historical averages.

      Business tax receipts are estimated to increase to $3.86 billion in 2003-04, as the negative financial impact of the WTC terrorist attacks diminishes. This estimate reflects the effect of both ongoing and proposed tax reduction on business tax collections. Receipts are projected to fall to $3.80 billion in 2004-05, reflecting the ongoing effect of already enacted business tax reductions, among others.

OUTYEAR DISBURSEMENTS

      The State currently projects spending to grow by $2.34 billion (5.8%) in 2003-04 and $2.52 billion (5.9%) in 2004-05.

      Local assistance spending accounts for most of the projected growth in General Fund spending in the outyears, increasing by $1.82 billion (6.8%) in 2003-04 and $1.52 billion (5.3%) in 2004-05. The growth in both outyears is primarily concentrated in school aid, Medicaid, welfare, higher education and mental hygiene programs.

      State Operations spending is expected to increase by $159 million, (2%) in 2003-04 and another $401 million (5%) in 2004-05. This growth is due to costs associated with normal salary step increases and inflationary increases for nonpersonal service costs, valued at $133 million in 2003-04 and $131 million 2004-05. No additional salary increases are assumed after the expiration of the State's collective bargaining agreements 2002-03.

      GSCs are projected to increase by $313 million (10.8%) in 2003-04 and $306 million (9.6%) in 2004-05. This growth is primarily due to anticipated cost increase in providing pensions and health insurance benefits to State employees and retirees.

      Transfers to the debt service funds increase by $43 million in 2003-04 and $272 million 2004-05. The change in debt service in the outyears is due primarily to additional costs to support higher education, economic development, and public protection capital projects, as offset by savings generated from the use of the DRRF and proposals to reduce borrowing costs.

      Capital projects transfers, which reflect General Fund support for capital spending are projected to increase by approximately $61 million in 2003-04 and $25 million in 2004-05. These increases in General Fund support for capital projects are due primarily to additional costs to support environment, economic development, State facilities, mental hygiene, and higher education programs.

      Transfers to SUNY are expected to increase for State subsidy of SUNY hospitals and the State's share of the repayment of an outstanding SUNY loan. The increases in 2003-04 and 2004-05 reflect a larger State subsidy for SUNY hospitals.

LITIGATION

      GENERAL. An ongoing risk arises from the potential impact of certain litigation and of Federal disallowances now pending against the State, which could adversely affect the State's projections of receipts and disbursements. The 2001-02 Financial Plan contains projected reserves of $151 million in 2001-02 for such events, but assumes no significant Federal disallowance or other Federal actions that could affect State finances.

      The General Purpose Financial Statements for the 2000-01 fiscal year report estimated probable awarded and anticipated unfavorable judgments of $730 million, of which $242 million is expected to be paid during the 2000-01 fiscal year.

      These proceedings could adversely affect the financial condition of the State in the 2001-02 fiscal year or thereafter. The State is party to other claims and litigation which its legal counsel has advised are not probable of adverse court decisions or are not deemed adverse and material. Although the amounts of potential losses resulting from this litigation, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material and adverse effect on the State's financial position.

      GAMING. In DALTON, ET AL. V. PATAKI, AT EL., plaintiffs seek a judgment declaring as unconstitutional, under the Constitutions of the United States and the State, a statute which authorizes (1) the Governor to enter into tribal-state compacts for the operation by Indian tribes of gambling casinos in certain areas of the State, (2) the Division of the Lottery to license the operation of video lottery terminals at certain racetracks in the State, and (3) the Division of the Lottery to enter into joint, multi-jurisdiction and out-of-state lottery. Plaintiffs also seek to enjoin defendants from taking any action to implement the provisions of the statute.

      BUDGET PROCESS. In PATAKI V. MCCALL, the Governor seeks a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills on August 2, 2001 and August 3, 2001 violated the State Constitution because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other appropriation bills prior to taking action on the appropriation bills submitted by the Governor. The action also seeks to enjoin the approval of vouchers submitted pursuant to the budget bills enacted by the Senate and the Assembly. This action would not affect appropriations enacted to pay debt service obligations for the 2001-02 fiscal year.

      By decision and order dated November 7, 2001, the Supreme Court, Albany County, grated the State Comptroller's motion to discuss this action as against the Comptroller, and the plaintiff appealed from that order. By decision and order dated January 17, 2002, the Supreme Court, Albany County, granted summary judgment dismissing certain affirmative defenses and declaring the actions of the Legislature in enacting the budget bills as modified or proposed by the Legislature other than the Legislative and Judiciary budget bills as a violation of the State Constitution and denied defendants' cross-motions for summary judgment.

      CIVIL RIGHTS CLAIMS. In an action commenced in 1980 (UNITED STATES, ET AL. V. YONKERS BOARD OF EDUCATION, ET AL.), the United States District Court for the Southern District of New York found, in 1985, that Yonkers and its public schools were intentionally segregated and in 1986 ordered Yonkers to develop and comply with a remedial educational improvement plan ("EIP I").
On January 19, 1989, the District Court granted motions by Yonkers and the NAACP to add the State Education Department, the Yonkers Board of Education, and the State Urban Development Corporation as defendants, based on allegations that they had participated in the perpetuation of the segregated school system. On August 30, 1993, the District Court found that vestiges of a dual school system continued to exist in Yonkers. Based on these findings, on September 3, 1996, the United States Court of Appeals for the Second Circuit held the State defendants liable for the unlawful dual school system, because the State, INTER ALIA, had taken no action to force the school district to desegregate despite its actual or constructive knowledge of DE JURE segregation. By order dated October 8, 1997, the District Court held that vestiges of the prior segregated school system continued to exist and that, based on the State's conduct in creating and maintaining that system, the State is liable for eliminating segregation and its vestiges in Yonkers and ordered the State to fund a remedy to accomplish that goal ("EIP II").
By order dated December 2, 1997 and judgment dated February 10, 1998, the Court ordered Yonkers to pay approximately $9.85 million as its pro rata share of the funding of EIP I for the 1996-97 school year. The state appealed to the Second Circuit.

      In a decision dated November 16, 1999, the Second Circuit affirmed the District Court's December 2, 1997 order. The Second Circuit found no basis for the District Court's findings that vestiges of a dual system continued to exist in Yonkers, and therefore remanded to the District Court for the limited purpose of making further findings on the existing record as to whether any other vestiges of the dual system remain in the Yonkers public schools and to impose any further remedy, if necessary. On May 22, 2000, the United States Supreme Court denied the State's petition for certiorari, seeking leave to appeal the November 16, 1999 decision and the underlying September 3, 1996 decision. In a decision dated November 30, 2000, the District Court affirmed its findings in the October 8, 1997 order that vestiges of the dual system continued to exist, and remanded the case to a court-appointed monitor for further proceedings to recommend an appropriate remedy.

      On June 15, 1998, the District Court issued an opinion setting forth the formula for the allocation of the costs of EIP I and EIP II between the State and the City of Yonkers for the school years 1997-98 through 2005-06. That opinion was reduced to an order on July 27, 1998 which directed the State to pay $37.5 million by August 1, 1998 for estimated EIP costs for the 1997-98 school year. The State made this payment, as directed. The State, the City of Yonkers and the Yonkers Board of Education have all appealed from the July 27, 1998 order.

      The District Court issued, and the State appealed, additional orders on April 15, 1999 and April 17, 2000, directing the State to pay additional sums to Yonkers as its share of the estimated EIP costs for the 1997-98, 1998-99 and 1999-2000 school years. The State paid all sums directed by these orders. By decision dated May 9, 2001, the Second Circuit upheld the District Court's decisions in these funding orders. By order dated July 6, 2001, the District Court issued an additional funding order directing the State to pay $8.5 million, in addition to the $30.1 million previously paid to Yonkers as its share of the estimated EIP costs for the 2000-01 school year.

      In January 2002, the parties announced a proposed settlement of this litigation. Under the terms of the proposed settlement, the Yonkers public schools would be deemed desegregated, and control of the schools by the Yonkers Board of Education would resume. The State would agree to pay a total of $300 million dollars to finance specified educational programs for the Yonkers public schools over the next five years, with the last payment to be made in the 2006-07 State fiscal year.

                                  APPENDIX B

                              Rating Categories

      Description of certain ratings assigned by S&P, Moody's and Fitch:

S&P

LONG-TERM

AAA

An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

R

The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

A-1

This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

MOODY'S

LONG-TERM

AAA

Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA

Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A

Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA

Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA

Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA

Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA

Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      Leading market positions in well-established industries.

      High rates of return on funds employed.

      Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      Well-established access to a range of financial markets and assured sources of alternate liquidity.

MIG/VMIG-U.S. SHORT-TERM

Municipal debt issuance ratings are designated as Moody's Investment Grade
(MIG) and are divided into three levels-MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH

LONG-TERM INVESTMENT GRADE

AAA

HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

LONG-TERM SPECULATIVE GRADE

BB

SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D

DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

SHORT-TERM

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'

               DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND


                            PART C. OTHER INFORMATION
                            -------------------------

Item 23.    Exhibits.
-------    -----------------------------------------------------

      (a) Registrant's Agreement and Declaration of Trust is incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on September 27, 1996. Articles of Amendment are incorporated by reference to Exhibit
            (1)(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on September 27, 1996.

      (b) Registrant's By-Laws are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on September 28, 2000.

      (d) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on August 31, 1995.


      (e) Registrant's Distribution Agreement is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on September 28, 2001. Forms of Service Agreements are incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on September 28, 2000.


     (g)(i) Registrant's Amended and Restated Custody Agreement with The Bank of New York is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on September 27, 1996. Registrant's Forms of Sub-Custodian Agreements are incorporated by reference to Exhibit
            (8)(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on September 27, 1996.


    (g)(ii) Amendment to Custody Agreement is incorporated by reference to Exhibit (g)(ii) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on September 28, 2001.

   (g)(iii) Foreign Custody Manager Agreement is incorporated by reference to Exhibit (g)(iii) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on September 28, 2001.


      (i) Registrant's Opinion of Counsel of Stroock & Stroock & Lavan is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on September 27, 1996.

      (j)   Consent of Ernst & Young LLP, Independent Auditors.

      (m) Service Plan is incorporated by reference to Exhibit (15) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on August 31, 1995.

      (p) Code of Ethics is incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on September 28, 2000.


Other Exhibits


      (a) Power of Attorney for certain Fund Officers: Stephen E. Canter and James Windels. Other Powers of Attorney are incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on September 28, 2000.


      (b) Certificate of Assistant Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on September 28, 2000.

Item 24.    Persons Controlled by or under Common Control with Registrants
-------     --------------------------------------------------------------

            Not Applicable.

Item 25.    Indemnification

            The Statement as to the general effect of any contract, arrangements or statue under which a Board member, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any Board member, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Exhibit (b) of Part C of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on September 28, 2000


            Reference is also made to the Distribution Agreement attached as Exhibit (e) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on September 28, 2001.


Item 26.     Business and Other Connections of the Fund's Investment Adviser
-------      ---------------------------------------------------------------

             The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administered. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


ITEM 26.       Business and Other Connections of Investment Adviser (continued)

                  Officers and Directors of Investment Adviser


Name and Position
With Dreyfus                       Other Businesses                      Position Held                 Dates
_________________                  ________________                      _____________                 ______

MANDELL L. BERMAN                  Self-Employed                         Real Estate Consultant,       11/74 - Present
Director                           29100 Northwestern Highway            Residential Builder and
                                   Suite 370                             Private Investor
                                   Southfield, MI 48034

STEPHEN R. BYERS                   Dreyfus Service Corporation++         Senior Vice President         3/00 - Present
Director, Vice Chairman, and
Chief Investment Officer
                                   Founders Asset Management,            Member, Board of Managers     6/02 - Present
                                   LLC****

                                   Dreyfus Investment Advisors,          Chief Investment Officer      2/02 - Present
                                   Inc. ++                               and Director

STEPHEN E. CANTER                  Mellon Financial Corporation+         Vice Chairman                 6/01 - Present
Chairman of the Board,
Chief Executive Officer and        Mellon Bank, N.A.+                    Vice Chairman                 6/01 - Present
Chief Operating Officer
                                   Mellon Growth Advisors, LLC*          Board Member                  1/02 - Present

                                   Dreyfus Investment                    Chairman of the Board         1/97 - 2/02
                                   Advisors, Inc.++                      Director                      5/95 - 2/02
                                                                         President                     5/95 - 2/02

                                   Newton Management Limited             Director                      2/99 - Present
                                   London, England

                                   Mellon Bond Associates, LLP+          Executive Committee           1/99 - Present
                                                                         Member

                                   Mellon Equity Associates, LLP+        Executive Committee           1/99 - Present
                                                                         Member

                                   Franklin Portfolio Associates,        Director                      2/99 - Present
                                   LLC*

                                   Franklin Portfolio Holdings, Inc.*    Director                      2/99 - Present

                                   The Boston Company Asset              Director                      2/99 - Present
                                   Management, LLC*

                                   TBCAM Holdings, Inc.*                 Director                      2/99 - Present

                                   Mellon Capital Management             Director                      1/99 - Present
                                   Corporation***

                                   Founders Asset Management             Member, Board of              12/97 - Present
                                   LLC****                               Managers

                                   The Dreyfus Trust Company+++          Director                      6/95 - Present
                                                                         Chairman                      1/99 - Present
                                                                         President                     1/99 - Present
                                                                         Chief Executive Officer       1/99 - Present

J. CHARLES CARDONA                 Dreyfus Investment Advisors,          Chairman of the Board         2/02 - Present
Director and Vice Chairman         Inc.++

                                   Boston Safe Advisors, Inc.++          Director                      10/01 - Present

                                   Dreyfus Service Corporation++         Executive Vice President      2/97- Present
                                                                         Director                      8/00 - Present

STEVEN G. ELLIOTT                  Mellon Financial Corporation+         Director                      1/01 - Present
Director                                                                 Senior Vice Chairman          1/99 - Present
                                                                         Chief Financial Officer       1/90 - Present

                                   Mellon Bank, N.A.+                    Director                      1/01 - Present
                                                                         Senior Vice Chairman          3/98 - Present
                                                                         Chief Financial Officer       1/90 - Present

                                   Mellon EFT Services Corporation       Director                      10/98 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Mellon Financial Services             Director                      1/96 - Present
                                   Corporation #1                        Vice President                1/96 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Boston Group Holdings, Inc.*          Vice President                5/93 - Present

                                   APT Holdings Corporation              Treasurer                     12/87 - Present
                                   Pike Creek Operations Center
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   Allomon Corporation                   Director                      12/87 - Present
                                   Two Mellon Bank Center
                                   Pittsburgh, PA 15259

                                   Mellon Financial Company+             Principal Exec. Officer       1/88 - Present
                                                                         Chief Executive Officer       8/87 - Present
                                                                         Director                      8/87 - Present
                                                                         President                     8/87 - Present

                                   Mellon Overseas Investments           Director                      4/88 - Present
                                   Corporation+

                                   Mellon Financial Services             Treasurer                     12/87 - Present
                                   Corporation # 5+

                                   Mellon Financial Markets, Inc.+       Director                      1/99 - Present

                                   Mellon Financial Services             Director                      1/99 - Present
                                   Corporation #17
                                   Fort Lee, NJ

                                   Mellon Mortgage Company               Director                      1/99 - Present
                                   Houston, TX

                                   Mellon Ventures, Inc. +               Director                      1/99 - Present

LAWRENCE S. KASH                   The Dreyfus Trust Company+++          Director                      12/94 - Present
Vice Chairman

                                   Mellon Bank, N.A.+                    Executive Vice President      6/92 - Present

                                   Boston Group Holdings, Inc.*          Director                      5/93 - Present
                                                                         President                     5/93 - Present

DAVID F. LAMERE                    Mellon Financial Corporation +        Vice Chairman                 9/01 - Present
Director

                                   Wellington-Medford II Properties,     President and Director        2/99 - Present
                                   Inc.
                                   Medford, MA

                                   TBC Securities Co., Inc.              President and Director        2/99 - Present
                                   Medford, MA

                                   The Boston Company, Inc. *            Chairman & CEO                1/99 - Present

                                   Boston Safe Deposit and Trust         Chairman & CEO                1/99 - Present
                                   Company*

                                   Mellon Private Trust Co., N.A.        Chairman                      4/97 - 8/00
                                   2875 Northeast 191st Street,          Director                      4/97 - 8/00
                                   North Miami, FL 33180

                                   Newton Management Limited             Director                      10/98 - Present
                                   London, England

                                   Laurel Capital Advisors, LLP+         Executive Committee Member    8/98 - Present

                                   Mellon Bank, N.A. +                   Vice Chairman                 8/01 - Present
                                                                         Exec. Management Group
                                                                         Exec. Vice President          8/01 - Present
                                                                                                       2/99 - 9/01

                                   Mellon Trust of New York National     Chairman                      4/98 - 8/00
                                   Association
                                   1301 Avenue of the Americas
                                   New York, NY 10017

                                   Mellon Trust of California            Chairman                      2/96 - 8/00
                                   Los Angles, CA

                                   Mellon United National Bank           Chairman                      2/95 - Present
                                   2875 Northeast 191st Street,          Director                      11/98 - Present
                                   North Miami, FL 33180

                                   Mellon Asset Holding's, Inc. +        President                     3/99 - Present
                                                                         Director                      6/99 - Present

                                   Mellon Global Investing Corp.+        President                     1/00 - Present

MARTIN G. MCGUINN                  Mellon Financial Corporation+         Chairman                      1/99 - Present
Director                                                                 Chief Executive Officer       1/99 - Present
                                                                         Director                      1/98 - Present

                                   Mellon Bank, N. A. +                  Chairman                      3/98 - Present
                                                                         Chief Executive Officer       3/98 - Present
                                                                         Director                      1/98 - Present

                                   Mellon Leasing Corporation+           Vice Chairman                 12/96 - Present

MICHAEL G. MILLARD                 Dreyfus Service Corporation++         Chairman of the Board         4/02 - Present
Director and President                                                   Chief Executive Officer       4/02 - Present
                                                                         Director                      8/00 - Present
                                                                         Executive Vice President      8/00 - 5/02
                                                                         Senior Vice President         3/00 - 8/00
                                                                         Executive Vice President -    5/98 - 3/00
                                                                         Dreyfus Investment Division

                                   Dreyfus Service Organization, Inc.    Director                      4/02 - Present

                                   Dreyfus Insurance Agency of           Director                      4/02 - Present
                                   Massachusetts Inc. ++

                                   Founders Asset Management             Director, Board of Managers   5/01 - Present
                                   LLC****

                                   Boston Safe Advisors, Inc. ++         Director                      10/01 - Present

RONALD P. O'HANLEY                 Mellon Financial Corporation+         Vice Chairman                 6/01 - Present
Vice Chairman
and Director                       Mellon Bank, N.A. +                   Vice Chairman                 6/01 - Present

                                   Mellon Growth Advisors, LLC*          Board Member                  1/02 - Present

                                   Standish-Mellon Asset Management      Board Member                  7/01 - Present
                                   Holdings, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Standish-Mellon Asset Management      Board Member                  7/01 - Present
                                   Company, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Franklin Portfolio Holdings, Inc.*    Director                      3/97 - Present

                                   Franklin Portfolio Associates,        Director                      3/97 - Present
                                   LLC*

                                   Pareto Partners (NY)                  Partner Representative        2/00 - Present
                                   505 Park Avenue
                                   NY, NY 10022

                                   Boston Safe Deposit and Trust         Executive Committee           1/99 - 1/01
                                   Company*                              Member
                                                                         Director                      1/99 - 1/01

                                   The Boston Company, Inc.*             Executive Committee           1/99 - 1/01
                                                                         Member                        1/99 - 1/01
                                                                         Director

                                   Buck Consultants, Inc.++              Director                      7/97 - Present

                                   Newton Management Limited             Executive Committee           10/98 - Present
                                   London, England                       Member
                                                                         Director                      10/98 - Present

                                   Mellon Global Investments Japan Ltd.  Non-Resident Director         11/98 - Present
                                   Tokyo, Japan

                                   TBCAM Holdings, Inc.*                 Director                      10/97 - Present

                                   The Boston Company Asset              Director                      1/98 - Present
                                   Management, LLC*

                                   Boston Safe Advisors, Inc. ++         Chairman                      6/97 - 10/01
                                                                         Director                      2/97 - 10/01

                                   Pareto Partners                       Partner Representative        5/97 - Present
                                   271 Regent Street
                                   London, England W1R 8PP

                                   Mellon Capital Management             Director                      2/97 -Present
                                   Corporation***

                                   Certus Asset Advisors Corp.**         Director                      2/97 - Present

                                   Mellon Bond Associates, LLP+          Trustee                       1/98 - Present
                                                                         Chairman                      1/98 - Present

                                   Mellon Equity Associates, LLP+        Trustee                       2/97 - Present
                                                                         Chairman                      2/97 - Present

                                   Mellon Global Investing Corp.*        Director                      5/97 - Present
                                                                         Chairman                      5/97 - Present
                                                                         Chief Executive Officer       5/97 - Present

                                   Laurel Capital Advisors+              Trustee                       3/97 - 10/01

J. DAVID OFFICER                   Dreyfus Service Corporation++         President                     3/00 - Present
Vice Chairman                                                            Executive Vice President      5/98 - 3/00
and Director                                                             Director                      3/99 - Present

                                   MBSC, LLC++                           Manager, Board of Managers    4/02 - Present
                                                                         and President

                                   Boston Safe Advisors, Inc. ++         Director                      10/01 - Present

                                   Dreyfus Transfer, Inc.                Chairman and Director         2/02 - Present
                                   One American Express Plaza
                                   Providence, RI 02903

                                   Dreyfus Service Organization,         Director                      3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      5/98 - Present
                                   Massachusetts, Inc.*

                                   Dreyfus Brokerage Services, Inc.      Chairman                      3/99 -1/2
                                   6500 WIlshire Boulevard, 8th Floor,
                                   Los Angeles, CA 90048

                                   Seven Six Seven Agency, Inc.++        Director                      10/98 - Present

                                   Mellon Residential Funding Corp. +    Director                      4/97 - Present

                                   Mellon Trust of Florida, N.A.         Director                      8/97 - Present
                                   2875 Northeast 191st Street
                                   North Miami Beach, FL 33180

                                   Mellon Bank, N.A.+                    Executive Vice President      7/96 - Present

                                   The Boston Company, Inc.*             Vice Chairman                 1/97 - Present
                                                                         Director                      7/96 - Present

                                   RECO, Inc.*                           President                     11/96 - Present
                                                                         Director                      11/96 - Present

                                   Boston Safe Deposit and Trust         Director                      7/96 - Present
                                   Company*

                                   Mellon Trust of New York              Director                      6/96 - Present
                                   1301 Avenue of the Americas
                                   New York, NY 10019

                                   Mellon Trust of California            Director                      6/96 - Present
                                   400 South Hope Street
                                   Suite 400
                                   Los Angeles, CA 90071

                                   Mellon United National Bank           Director                      3/98 - Present
                                   1399 SW 1st Ave., Suite 400
                                   Miami, Florida

                                   Boston Group Holdings, Inc.*          Director                      12/97 - Present

                                   Dreyfus Financial Services Corp. +    Director                      9/96 - 4/02

                                   Dreyfus Investment Services           Director                      4/96 - Present
                                   Corporation+

RICHARD W. SABO                    Founders Asset Management             President                     12/98 - Present
Director                           LLC****                               Chief Executive Officer       12/98 - Present

DIANE P. DURNIN                    Seven Six Seven Agency, Inc. ++       Director                      4/02 - Present
Executive Vice President -
Product Development

MARK N. JACOBS                     Dreyfus Investment                    Director                      4/97 - Present
General Counsel,                   Advisors, Inc.++
Executive Vice President, and
Secretary                          The Dreyfus Trust Company+++          Director                      3/96 - Present

                                   The TruePenny Corporation++           President                     10/98 - Present
                                                                         Director                      3/96 - Present

PATRICE M. KOZLOWSKI               None
Senior Vice President -
Corporate
Communications

WILLIAM H. MARESCA                 The Dreyfus Trust Company+++          Chief Financial Officer       3/99 - Present
Controller                                                               Treasurer                     9/98 - Present
                                                                         Director                      3/97 - Present

                                   MBSC, LLC++                           Chief Financial Officer and   4/02 - Present
                                                                         Manager, Board of Managers
                                   Boston Safe Advisors, Inc. ++         Chief Financial Officer and   10/01 - Present
                                                                         Director

                                   Dreyfus Service Corporation++         Chief Financial Officer       12/98 - Present
                                                                         Director                      8/00 - Present

                                   Dreyfus Consumer Credit               Treasurer                     10/98 - Present
                                   Corporation ++

                                   Dreyfus Investment                    Treasurer                     10/98 - Present
                                   Advisors, Inc. ++

                                   Dreyfus-Lincoln, Inc.                 Vice President                10/98 - Present
                                   c/o Mellon Corporation                Director                      2/02 - Present
                                   Two Greenville Center
                                   4001 Kennett Pike
                                   Suite 218
                                   Greenville, DE 19807

                                   The TruePenny Corporation++           Vice President                10/98 - Present
                                                                         Director                      2/02 - Present

                                   The Trotwood Corporation++            Vice President                10/98 - 7/99

                                   Trotwood Hunters Corporation++        Vice President                10/98 - 7/99

                                   Trotwood Hunters Site A Corp. ++      Vice President                10/98 - 7/99

                                   Dreyfus Transfer, Inc.                Chief Financial Officer       5/98 - Present
                                   One American Express Plaza,
                                   Providence, RI 02903

                                   Dreyfus Service                       Treasurer                     3/99 - Present
                                   Organization, Inc.++

                                   Dreyfus Insurance Agency of           Assistant Treasurer           5/98 - Present
                                   Massachusetts, Inc.*

MARY BETH LEIBIG                   None
Vice President -
Human Resources

THEODORE A. SCHACHAR               Dreyfus Service Corporation++         Vice President -Tax           10/96 - Present
Vice President - Tax

                                   MBSC, LLC++                           Vice President -Tax           4/02 - Present

                                   The Dreyfus Consumer Credit           Chairman                      6/99 - Present
                                   Corporation ++                        President                     6/99 - Present

                                   Dreyfus Investment Advisors,          Vice President - Tax          10/96 - Present
                                   Inc.++

                                   Dreyfus Service Organization,         Vice President - Tax          10/96 - Present
                                   Inc.++

ANGELA E. SHIRER                   None
Vice President

WENDY STRUTT                       None
Vice President

RAYMOND J. VAN COTT                Mellon Financial Corporation+         Vice President                7/98 - Present
Vice President -
Information Systems

JAMES BITETTO                      The TruePenny Corporation++           Secretary                     9/98 - Present
Assistant Secretary

                                   Dreyfus Service Corporation++         Assistant Secretary           8/98 - Present

                                   Dreyfus Investment                    Assistant Secretary           7/98 - Present
                                   Advisors, Inc.++

                                   Dreyfus Service                       Assistant Secretary           7/98 - Present
                                   Organization, Inc.++

                                   The Dreyfus Consumer Credit           Vice President and Director   2/02 - Present
                                   Corporation++

STEVEN F. NEWMAN                   Dreyfus Transfer, Inc.                Vice President                2/97 - Present
Assistant Secretary                One American Express Plaza            Director                      2/97 - Present
                                   Providence, RI 02903                  Secretary                     2/97 - Present

                                   Dreyfus Service                       Secretary                     7/98 - Present
                                   Organization, Inc.++


*        The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**       The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***      The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****     The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+        The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++       The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++      The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.


Item 27.    Principal Underwriters
________    ______________________

      (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1)       CitizensSelect Funds
2)       Dreyfus A Bonds Plus, Inc.
3)       Dreyfus Appreciation Fund, Inc.
4)       Dreyfus Balanced Fund, Inc.
5)       Dreyfus BASIC Money Market Fund, Inc.
6)       Dreyfus BASIC Municipal Fund, Inc.
7)       Dreyfus BASIC U.S. Mortgage Securities Fund
8)       Dreyfus BASIC U.S. Government Money Market Fund
9)       Dreyfus California Intermediate Municipal Bond Fund
10)      Dreyfus California Tax Exempt Bond Fund, Inc.
11)      Dreyfus California Tax Exempt Money Market Fund
12)      Dreyfus Cash Management
13)      Dreyfus Cash Management Plus, Inc.
14)      Dreyfus Connecticut Intermediate Municipal Bond Fund
15)      Dreyfus Connecticut Municipal Money Market Fund, Inc.
16)      Dreyfus Fixed Income Securities
17)      Dreyfus Florida Intermediate Municipal Bond Fund
18)      Dreyfus Florida Municipal Money Market Fund
19)      Dreyfus Founders Funds, Inc.
20)      The Dreyfus Fund Incorporated
21)      Dreyfus GNMA Fund, Inc.
22)      Dreyfus Government Cash Management Funds
23)      Dreyfus Growth and Income Fund, Inc.
24)      Dreyfus Growth and Value Funds, Inc.
25)      Dreyfus Growth Opportunity Fund, Inc.
26)      Dreyfus Premier Fixed Income Funds
27)      Dreyfus Index Funds, Inc.
28)      Dreyfus Institutional Cash Advantage Funds
29)      Dreyfus Institutional Money Market Fund
30)      Dreyfus Institutional Preferred Money Market Funds
31)      Dreyfus Insured Municipal Bond Fund, Inc.
32)      Dreyfus Intermediate Municipal Bond Fund, Inc.
33)      Dreyfus International Funds, Inc.
34)      Dreyfus Investment Grade Bond Funds, Inc.
35)      Dreyfus Investment Portfolios
36)      The Dreyfus/Laurel Funds, Inc.
37)      The Dreyfus/Laurel Funds Trust
38)      The Dreyfus/Laurel Tax-Free Municipal Funds
39)      Dreyfus LifeTime Portfolios, Inc.
40)      Dreyfus Liquid Assets, Inc.
41)      Dreyfus Massachusetts Intermediate Municipal Bond Fund
42)      Dreyfus Massachusetts Municipal Money Market Fund
43)      Dreyfus Massachusetts Tax Exempt Bond Fund
44)      Dreyfus Midcap Index Fund, Inc.
45)      Dreyfus Money Market Instruments, Inc.
46)      Dreyfus Municipal Bond Fund, Inc.
47)      Dreyfus Municipal Cash Management Plus
48)      Dreyfus Municipal Money Market Fund, Inc.
49)      Dreyfus New Jersey Intermediate Municipal Bond Fund
50)      Dreyfus New Jersey Municipal Bond Fund, Inc.
51)      Dreyfus New Jersey Municipal Money Market Fund, Inc.
52)      Dreyfus New Leaders Fund, Inc.
53)      Dreyfus New York Municipal Cash Management
54)      Dreyfus New York Tax Exempt Bond Fund, Inc.
55)      Dreyfus New York Tax Exempt Money Market Fund
56)      Dreyfus U.S. Treasury Intermediate Term Fund
57)      Dreyfus U.S. Treasury Long Term Fund
58)      Dreyfus 100% U.S. Treasury Money Market Fund
59)      Dreyfus Pennsylvania Intermediate Municipal Bond Fund
60)      Dreyfus Pennsylvania Municipal Money Market Fund
61)      Dreyfus Premier California Municipal Bond Fund
62)      Dreyfus Premier Equity Funds, Inc.
63)      Dreyfus Premier International Funds, Inc.
64)      Dreyfus Premier GNMA Fund
65)      Dreyfus Premier Opportunity Funds
66)      Dreyfus Premier Worldwide Growth Fund, Inc.
67)      Dreyfus Premier Municipal Bond Fund
68)      Dreyfus Premier New York Municipal Bond Fund
69)      Dreyfus Premier State Municipal Bond Fund
70)      Dreyfus Premier Value Equity Funds
71)      Dreyfus Short-Intermediate Government Fund
72)      Dreyfus Short-Intermediate Municipal Bond Fund
73)      The Dreyfus Socially Responsible Growth Fund, Inc.
74)      Dreyfus Stock Index Fund, Inc.
75)      Dreyfus Tax Exempt Cash Management
76)      The Dreyfus Premier Third Century Fund, Inc.
77)      Dreyfus Treasury Cash Management
78)      Dreyfus Treasury Prime Cash Management
79)      Dreyfus Variable Investment Fund
80)      Dreyfus Worldwide Dollar Money Market Fund, Inc.
81)      General California Municipal Bond Fund, Inc.
82)      General California Municipal Money Market Fund
83)      General Government Securities Money Market Funds, Inc.
84)      General Money Market Fund, Inc.
85)      General Municipal Bond Fund, Inc.
86)      General Municipal Money Market Funds, Inc.
87)      General New York Municipal Bond Fund, Inc.
88)      General New York Municipal Money Market Fund
89)      MPAM Funds Trust


(b)

                                                                                                                       Positions and
Name and principal                                                                                                     offices with
business address                              Positions and offices with the Distributor                               Registrant
----------------                              ------------------------------------------                               ----------

Michael G. Millard*                           Chief Executive Officer and Chairman of the Board                        None
J. David Officer *                            President and Director                                                   None
Thomas E. Winnick *                           Director                                                                 None
J. Charles Cardona *                          Executive Vice President and Director                                    None
Anthony DeVivio **                            Executive Vice President and Director                                    None
Jude C. Metcalfe **                           Executive Vice President                                                 None
Irene Papadoulis **                           Director                                                                 None
David K. Mossman **                           Executive Vice President                                                 None
Prasanna Dhore*                               Executive Vice President                                                 None
Noreen Ross*                                  Executive Vice President                                                 None
Matthew R. Schiffman*                         Executive Vice President                                                 None
William H. Maresca *                          Chief Financial Officer and Director                                     None
James Book ***                                Senior Vice President                                                    None
Ken Bradle **                                 Senior Vice President                                                    None
Stephen R. Byers *                            Senior Vice President                                                    None
Joseph Eck +                                  Senior Vice President                                                    None
Lawrence S. Kash*                             Senior Vice President                                                    None
Matthew Perrone **                            Senior Vice President                                                    None
Bret Young *                                  Senior Vice President                                                    None
Jane Knight *                                 Chief Legal Officer and Secretary                                        None
Stephen Storen *                              Chief Compliance Officer                                                 None
John Geli **                                  Vice President                                                           None
Maria Georgopoulos *                          Vice President - Facilities Management                                   None
William Germenis *                            Vice President - Compliance                                              None
Janice Hayles *                               Vice President                                                           None
Tracy Hopkins *                               Vice President                                                           None
Hal Marshall *                                Vice President - Compliance                                              None
Mary Merkle *                                 Vice President - Compliance                                              None
Paul Molloy *                                 Vice President                                                           None
James Muir *                                  Vice President - Compliance                                              None
B.J. Ralston **                               Vice President                                                           None
Theodore A. Schachar *                        Vice President - Tax                                                     None
William Schalda *                             Vice President                                                           None
James Windels *                               Vice President                                                           Treasurer
James Bitetto *                               Assistant Secretary                                                      None
Ronald Jamison *                              Assistant Secretary                                                      None
Carlene Kim *                                 Assistant Secretary                                                      None


*               Principal business address is 200 Park Avenue, New York, NY 10166.
**              Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***             Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.
+               Principal business address is One Boston Place, Boston, MA 02108.


Item 28. Location of Accounts and Records

-------  --------------------------------

                  1.       The Bank of New York
                           100 Church Street
                           New York, New York  10286

                  2.       Dreyfus Transfer, Inc.
                           One American Express Plaza
                           Providence, Rhode Island 02903

                  3.       The Dreyfus Corporation
                           200 Park Avenue
                           New York, New York 10166

Item 29. Management Services

-------  -------------------

                  Not Applicable

Item 30. Undertakings

-------  ------------

                  None

                                        SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 26th day of September, 2002.


                    DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND

      BY:   /s/Stephen E. Canter*
      ------------------------------------------
       Stephen E. Canter, PRESIDENT

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      Signatures                    Title                               Date
--------------------------          ---------------------               --------


/s/Stephen E. Canter*               President (Principal Executive      09/26/02
------------------------------      Officer)
Stephen E. Canter*

/s/ James Windels*                  Treasurer (Principal                09/26/02
------------------------------      Financial and Accounting
James Windels                       Officer)

/s/Joseph S. DiMartino*             Chairman of the Board               09/26/02
------------------------------
Joseph S. DiMartino

/s/David W. Burke*                  Board member                        09/26/02
------------------------------
David W. Burke

/s/Samuel Chase*                    Board member                        09/26/02
-----------------------------
Samuel Chase

/s/Gordon J. Davis*                 Board member                        09/26/02
-----------------------------
Gordon J. Davis

/s/Joni Evans*                      Board member                        09/26/02
-----------------------------
Joni Evans

/s/Arnold S. Hiatt*                 Board member                        09/26/02
-----------------------------
Arnold S. Hiatt

/s/Burton N. Wallack*               Board member                        09/26/02
-----------------------------
Burton N. Wallack


*BY:        /s/John B. Hammalian*
            ----------------------
            John B. Hammalian,
            Attorney-in-Fact


                                INDEX OF EXHIBITS

Item No. 23

                        Exhibit

(j)   Consent of Independent Auditors



                        Other Exhibits

(a)   Power of Attorney